October 17, 1997


Dear Shareholder:

I am very pleased to be writing to you as the new Chair of your Board of Trustees. I previously served as the Chair of the Audit Committee and, as of July 1, 1997, I have been elected Chair after the conclusion of a very successful term by my fellow Trustee William Glenn. Our mission as Trustees is to represent you and oversee the management of the Trust during what is proving to be a very dynamic period in the financial markets.

During our upcoming meeting, which we plan to hold for the first time in Boston, we will be considering a number of proposals. Some items must be voted on by all Shareholders of the Trust, and others are only for specific portfolios.

As a whole, we'll be considering the election of several new Trustees. I think all Shareholders will agree with the current Trustees that we have recruited some terrific candidates. We also will be considering the adoption of some "Social Action" resolutions to send to the companies in which we invest. This is a new idea for us and something I hope all Shareholders will support.

Individual portfolios will be considering two basic proposals. Citizens Income and Citizens Emerging Growth Portfolios have the opportunity to approve a new Sub-Advisory Agreement with Seneca Capital Management LLC now that it has been sold to Phoenix Duff & Phelps. (A related entity, GMG/Seneca Capital Management, L.P. has been the Sub-Adviser for these two portfolios.) The E[bullet]fund Shareholders will be looking at a reorganization with the Working Assets Money Market Portfolio in order to gain the opportunity for improved investment performance and reduced costs. There are no separate proposals for the Citizens Index Portfolio, Citizens Global Equity Portfolio or Working Assets Money Market Portfolio.

We have a lot to do at our upcoming meeting. I hope all of you will read the enclosed materials and decide you want to join the Trustees in voting FOR all proposals.

Thank you very much.

Azie Taylor Morton
Chair

  Citizens Investment Trust Meeting of Shareholders to be held December 1, 1997

The undersigned, having received the Notice of the Special Meeting of Shareholders and the Board of Trustees' Prospectus/Proxy Statement (the "Proxy Statement"), hereby appoints Sophia Collier, Azie Taylor Morton and William D. Glenn II, or any of them, his/her true and lawful agents and proxies with full power of substitution in each to represent the undersigned at the aforementioned meeting of the Shareholders to be held December 1, 1997, at 5:00 p.m. EST, at Boston, Massachusetts, and at any adjournment thereof on all matters coming before the meeting.

-------------------------------------------------------------------------------
                                  PROXY BALLOT
-------------------------------------------------------------------------------

Please complete reverse side and sign before returning in the enclosed envelope.

For all shareholders:

1. To approve the election of new members of the board of trustees: Lokelani Devone, Ada Sanchez, Robert B. Reich, Mitchell Johnson.

[  ] For  [  ] Against

If you wish to withhold authority to vote for any one or more of the above individuals, please write their name(s) on the space below and vote to withhold authority.

___________________________________     [  ]  Withhold Authority
                 Name(s)

2. To approve the text and mailing of the shareholder action letter.

[  ] For  [  ] Against  [  ] Abstain

3. To amend the provisions of the declaration of trust regarding the voting of Shares.

[  ] For  [  ] Against  [  ] Abstain

For shareholders of Citizens Income Portfolio:

4. To approve the new investment sub-advisory contract with Seneca Capital Management LLC, now that it has been sold to Phoenix, Duff & Phelps.

[  ] For  [  ] Against  [  ] Abstain

For shareholders of Citizens Emerging Growth Portfolio:

5. To approve the new investment sub-advisory contract with Seneca Capital Management LLC, now that it has been sold to Phoenix, Duff & Phelps.

[  ] For  [  ] Against  [  ] Abstain

For shareholders of the E[bullet]fund(R):

6. To approve the plan of reorganization combining the E[bullet]fund(R) with the Working Assets Portfolio.

[  ] For  [  ] Against  [  ] Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

Please sign exactly as your name or names appear on the label. Joint owners each should sign personally. Corporate accounts should be signed with full corporate names by an officer of the corporation. Fiduciaries should give full titles as such.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no decision is indicated, this proxy will be voted in favor of the proposals.


-----------------------------------             --------------------------------
Signature                                       Signature (joint owners)


-----------------------------------             --------------------
Date                                            Date

                                                                  Citizens Trust
CITIZENS INVESTMENT TRUST
Citizens Income Portfolio
Citizens Index Portfolio
Citizens Emerging Growth Portfolio
Citizens Global Equity Portfolio
Working Assets Money Market Portfolio
E[bullet]Fund(R)

One Harbour Place
Suite 525
Portsmouth, New Hampshire 03801
Phone: (800) 223-7010
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held December 1, 1997, at the Hotel Meridian, 250 Franklin Street, Boston, Massachusetts, at 5:00 pm, EST.

To the Shareholders of Citizens Investment Trust:
NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders of Citizens Investment Trust ("Citizens Trust" or "the Trust") will be held December 1, 1997, for the following purposes:

For all Shareholders:
Proposal 1
To elect Lokelani Devone, Ada Sanchez, Robert B. Reich and Mitchell Johnson to the Board of Trustees.

Proposal 2
To authorize Citizens Advisers, our management company, to send a social action letter, where appropriate, to companies in whose securities we invest.

Proposal 3
To amend the provisions of the Declaration of Trust regarding the voting of shares.

For Shareholders of Citizens Income Portfolio:
Proposal 4
To approve a new investment Sub-Advisory Agreement with Seneca Capital Management LLC, now that it has been sold to Phoenix, Duff & Phelps.

For Shareholders of Citizens Emerging Growth Portfolio:
Proposal 5
To approve a new investment Sub-Advisory Agreement with Seneca Capital Management LLC, now that it has been sold to Phoenix, Duff & Phelps.

Proxy Statement/Prospectus

For Shareholders of the E[bullet]Fund(R) Only:
Proposal 6
To approve the attached Plan of Reorganization ("the Plan") which sets out the steps needed to combine the E[bullet]Fund(R) with the Working Assets Money Market Portfolio ("the Working Assets Portfolio"), another money market series within Citizens Trust.

The basic steps in the Plan are as follows:

a) The transfer of all the assets and liabilities of the E[bullet]Fund(R) to the Working Assets Portfolio, in exchange for shares of equal value in the Working Assets Portfolio, Retail Class;

b) The distribution of these new Working Assets Portfolio Retail Class shares to the Shareholders of the E[bullet]Fund(R); and

c)  The dissolution of the E[bullet]Fund(R).

For all Shareholders:
To transact such other business as may properly come before the Meeting or any adjournment thereof.


Shareholders of record of Citizens Trust, as of the close of business October 8, 1997, (the "Record Date"), are entitled to notice of, and to vote at, the Special Meeting or at any adjournments thereof.


The Trustees recommend that Shareholders vote YES on all proposals.

YOUR VOTE MATTERS! PLEASE READ, COMPLETE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF CITIZENS TRUST. RETURNING YOUR PROXY CARD (OR APPEARING IN PERSON) IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY TELEPHONE OR BY A SIGNED WRITING DELIVERED AT THE MEETING, OR FILED WITH THE SHAREHOLDER SERVICING AGENT.

Joseph F. Keefe
Secretary
October 17, 1997

Dated: October 17, 1997

CITIZENS INVESTMENT TRUST
One Harbour Place
Suite 525
Portsmouth, New Hampshire 03801
Phone: (800) 223-7010


We, the Board of Trustees, on behalf of Citizens Trust, are sending you this Combined Proxy Statement/Prospectus to solicit your proxy to be voted for or against certain Proposals set forth below at a Special Meeting of Shareholders to be held December 1, 1997, at the Hotel Meridian, 250 Franklin Street, Boston, Massachusetts, at 5:00 p.m. EST.


GENERAL INFORMATION FOR ALL SHAREHOLDERS
As Shareholders of Citizens Trust and its portfolios, you will have the opportunity to consider a number of Proposals at our upcoming Shareholders Meeting to be held December 1, 1997. All Shareholders of the Trust are eligible to vote on Proposals 1, 2 and 3.

Proposals 4 - 6 are specific to individual portfolios and, thus, only Shareholders of those portfolios may vote on these items. Each Proposal is described for your consideration. Throughout this document, we have attempted to write in plain English - the style Shareholders have come to expect from Citizens Trust.


We expect this solicitation and Shareholders meeting will cost the Trust approximately $90,000, of which approximately $40,000 will be paid by Seneca Capital Management LLC because their acquisition is one of the main reasons this Shareholders Meeting is needed. Of the remaining $50,000 in costs, approximately $20,000 will be borne by the Working Assets Portfolio and the remaining $30,000 will be shared on a pro rata basis by all six portfolios.


This Notice, Combined Proxy Statement/Prospectus and accompanying Proxy are being mailed to Shareholders on or about October 17, 1997.

Proxy Statement/Prospectus

Prospectus Summary For E[bullet]Fund(R) Shareholders
The following section is a summary of Proposal 6 only. For complete information on Proposal 6, please read the full discussion beginning on page 14. The material on Proposal 6 sets forth concisely the information that Shareholders of the E[bullet]Fund(R) should know before voting and should be retained for future reference. It describes the Plan of Reorganization (the "Plan") wherein it is proposed to combine the E[bullet]Fund(R) with the Working Assets Portfolio, another series portfolio of the Trust.

The reason for the reorganization is to seek economies of scale, resulting in the potential for lower costs and improved investment performance. This is necessary because the E[bullet]Fund(R) while highly successful in other ways, has only attained $21 million in assets in more than two years of operation. As reflected in the E[bullet}Fund(R) recent annual report, its expense ratio before waivers and reimbursements is 1.47%, significantly higher than the Working Assets Portfolio. Until now, our Adviser, Citizens Advisers, was willing to waive its fees and reimburse the E[bullet]Fund(R) for expenses; however, they no longer are willing to do so beyond September 30, 1997. Therefore, a merger with a larger, lower-cost money market portfolio within the Trust makes sense.

                                       Pro-Forma
                                       7 Day Yield        Expense Ratio
                                       6/30/97            6/30/97
                                       -------            -------

E[bullet]Fund(R)                         4.24%*           1.47%*
(without reimbursement)

Working Assets Portfolio                 4.49%            1.20%
(after reorganization)

*These figures are without waivers and reimbursements, with which the E[bullet]Fund(R)'s 7-day yield for the period ended 6/30/97 was 5.71%, and the expense ratio was .10%. All E[bullet]Fund(R) expenses during this period were reimbursed. All reimbursements for the E[bullet]Fund(R) ended 9/30/97.

Investment Objectives
The investment objectives of the E[bullet]Fund(R) and the Working Assets Portfolio are the same: current income consistent with safety and liquidity.

Risk Factors for Proposal 6
The shares of the Working Assets Portfolio and the E[bullet]Fund(R) are neither insured nor guaranteed by the U.S. Government, and there is no assurance that the portfolios will be able to maintain a stable Net Asset Value of $1.00 per share.

The following Table of Contents is your road map to Proposal 6.
------------------------

13  Summary of Proposal 6
14  Fees and Expenses
16  Investment Policies and Risk Factors
18  The People and Operations of Citizens Trust
22  Description of the Plan of Reorganization
22  Factors Considered by the Board of Trustees Before Recommending This Transaction
24  Additional Information About the Transaction.
29  Additional Information About the E[bullet]Fund(R) and Working Assets Portfolios
31  Financial Statements and Expert
31  Voting Information
 A  Exhibit 1- Proposed Sub-Advisory Agreement with Seneca Capital Management LLC
AA  Exhibit 2 - Plan of Reorganization


Additional information about the E[bullet]Fund(R) and the Working Assets Portfolio is provided in the Trust's prospectus dated October 3, 1997, accompanying this proxy statement/prospectus, in the Statement of Additional Information, dated October 3, 1997, and in the Trust's annual report for the fiscal year ended June 30, 1997. These documents are on file with the Securities and Exchange Commission and are incorporated into this document by reference. If you would like us to send you a copy of either document, please call us toll-free at (800) 223-7010, and we will be happy to send it to you at no charge.


THE SECURITIES OF CITIZENS TRUST HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Proxy Statement/Prospectus

Detailed Information For All Shareholders

Who May Vote


If you were a Shareholder October 8, 1997 (the "Record Date"), you will be entitled to vote at the meeting or any adjournments thereof. You will have one vote for each share you owned on that date. The following table shows the number of shares in the Trust as a whole and within each portfolio as of the Record Date.

                                              Record Date (10/8/97)
Income Portfolio                                   4,237,506 shares
Emerging Growth Portfolio                          4,491,366 shares
Index Portfolio
      Retail Class                                12,309,880 shares
      Institutional Class                            940,381 shares
Global Equity Portfolio                            2,287,410 shares
Working Assets Money Market Portfolio
      Retail Class                                83,739,657 shares
      Institutional Class                         17,565,089 shares
E[bullet]Fund(R)                                  20,586,525 shares
Total                                            146,157,814 shares


As of the Record Date, the officers and Trustees of the Trust beneficially owned, as a group, less than 1% of the outstanding shares of the Trust and less than 1% of the outstanding shares of each of the individual portfolios. To the best of our knowledge, as of the Record Date, no Shareholder or "group" (as that term is defined in section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially more than 5% of the shares of the Trust or the individual portfolios.

Your Proxy Card and Proxy Rights
You do not need to attend the meeting in order to vote. Instead, you may fill out a proxy card as your ballot. When you complete the proxy card, you are giving the persons named on the card authority to attend the Special Shareholders Meeting on your behalf and vote your shares in the way you have indicated. We call these persons the "proxy holders." When you vote on the proxy, please check off "For" or "Against" with respect to each Proposal you are eligible to vote on and wish to vote on. If you do not wish to vote on a particular item which you are eligible to vote on but wish to return your proxy card, you may check the box for "Abstain" or "Withhold Authority." If you return your proxy without indicating any choice, the proxy holders will vote your shares "For" the Proposals you are entitled to vote on.

Abstentions, votes withheld and non-votes received from brokers will not be treated as votes "For" or "Against" but will be counted for the purpose of determining whether a quorum exists. For this reason, abstentions and broker non-votes will have the effect of an "Against" vote for purposes of obtaining the approval needed for Proposals 2 - 6; because Proposal 1 only requires a plurality, a vote withheld will not have the effect of a vote "Against."

Even if you fill out a proxy, you still can change your vote before the meeting by (1) notifying us in writing or by telephone, (2) signing a new and different proxy, or (3) voting your shares in person at the Meeting.

We plan to solicit proxies by mail, telephone, telecopy and in person. We may also ask brokerage firms, banks and others to forward this Combined Proxy Statement/Prospectus at the Trust's expense to beneficial owners of our shares so these owners may authorize the voting of their shares.

                                                                  Citizens Trust

A Quorum Is Needed or the Meeting May Be  Adjourned
In order for our Special Shareholders Meeting to be open for business, we need a quorum. This means we must have received proxies from more than one half of the Shareholders entitled to vote on each Proposal. If we do not reach a quorum by the Meeting date, or if a quorum is present but there are insufficient votes to approve any or all Proposals, the proxy holders may ask for one or more adjournments of the Meeting in order to solicit additional proxies. The Meeting may only be adjourned if the total of shares voting "For," votes withheld and abstentions are greater than the "Against" votes. The proxy holders will vote "For" the adjournment if the Shareholder had voted "For," "Withhold Authority" or "Abstain" for the Proposal. Otherwise, the proxy holders will vote "Against" the adjournment.

No adjournment will be for a period beyond March 17, 1998.

Receipt of Shareholder Proposals
As a socially responsible investment company, we are pleased to include Shareholder proposals in our Proxy Statement/Prospectus and on our proxy card for subsequent Shareholder meetings, provided that a Shareholder proposal meets all the Securities and Exchange Commission tests for required inclusion in our proxy. One of the important requirements, although it is not the only one, is that we receive the proposal in a timely manner. At present, there are no outstanding Shareholder proposals to be considered in this proxy. However, if any other matters come before the Meeting, it is intended that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the proxy holders.

Shareholder Inquiries
If you need more information, please do not hesitate to write us at the address on the cover, or call us at (800) 223-7010.

Detailed Information On Each Proposal

For all Shareholders:
Proposal 1: Election of New Trustees of Citizens Trust

We are pleased to present to you a very fine slate of candidates for election to the Board of Trustees. According to our By Laws, Trustees serve for an indefinite term. In the event of a vacancy on the Board between Special Shareholders Meetings, the Trustees may elect new Trustees to the Board, provided that (1) after filling such vacancy or vacancies, at least two-thirds of the Trustees then holding office shall have been elected by the Shareholders, and (2) at all times there must be at least 50% of Trustees elected by Shareholders.

Under this policy, Lokelani Devone and Ada Sanchez already are serving the Trust at the election of the Trustees, and we now are proposing their election by the Shareholders. Robert B. Reich and Mitchell Johnson are being proposed as new Trustees. Trustees receive compensation, and a compensation table is included on page 25. Lokelani Devone, Ada Sanchez and Mitchell Johnson will be compensated by the Trust at the same rate as other Trustees (an annual stipend of $6,000 plus $1,000 per meeting and reimbursement of expenses). Robert Reich will be an "interested Trustee," and therefore, his compensation will be borne by the Trust's adviser, Citizens Advisers. Biographies of current Trustees begin on page 21. Immediately following is the biography of each Trustee candidate standing for election.

Lokelani Devone (DOB: 4/8/57), Trustee, is the Assistant General Counsel at DFS Group Limited, an international retail business group where she has worked since 1989. Prior to that, she was an aide to Congresswoman Nancy Pelosi, D-California. She is also a member of the Board of Continuum HIV Day Services in San Francisco, where Trustee William Glenn is employed. Ms. Devone is a graduate of the University of California at Berkeley (B.A. 1978) and the University of

Proxy Statement/Prospectus

California, Davis (J.D. 1983), and was an International Research Fellow at the University of Tokyo from 1983 to 1985. Address: 525 Market Street, 33rd Floor, San Francisco, California 94105.

Ada Sanchez (DOB: 8/17/52), Trustee, is the former Director of the Public Service and Social Change Program at Hampshire College. From 1985 - 1987, she was the National Toxic Waste Campaign Coordinator for Greenpeace USA. Prior to that, Ms. Sanchez was involved with a number of activist organizations, including Western States Field Consultant for the Disarmament Program for the National Fellowship of Reconciliation; co-director and founder of Viewpoint Syndicate; lecturer for Progressive Foundation Speakers Bureau; national coordinator for Supporters of Silkwood; and outreach coordinator for Coalition for a Non-Nuclear World. She currently is attending law school at Stetson University College of Law. Address: 5416 Delette Ave. South, Gulfport, Florida 33707.

Robert B. Reich (DOB: 6/24/46), is University Professor and the Maurice B. Hexter Professor of Social and Economic Policy at Brandeis University and its Heller Graduate School. Before joining Brandeis, he served as the nation's 22nd Secretary of Labor during President Bill Clinton's first term. Under Reich's leadership, the Labor Department moved forward on several path-breaking initiatives, including the School-to-Work Opportunities Act; the Family and Medical Leave Act; and Goals 2000. The Department also cracked down on unsafe worksites and fraudulent purveyors of pensions and health insurance while initiating a national crusade to abolish sweatshops in the United States and to eradicate child labor around the world. In addition, Secretary Reich was instrumental in raising the minimum wage for the first time since 1989. Before heading the Labor Department, Secretary Reich was on the faculty of Harvard University's John F. Kennedy School of Government. He served as an assistant to the Solicitor General in the Ford Administration, where he represented the United States before the Supreme Court, and he headed the policy planning staff of the Federal Trade Commission in the Carter Administration. Professor Reich is the author of seven books, including The Work of Nations which has been translated into 17 languages and most recently, Locked in the Cabinet, as well as more than 200 articles on the global economy, the changing nature of work and the centrality of human capital.

Mitchell Johnson (DOB: 3/1/42), is President of MAJ Capital Management, Inc., a money management firm which he organized in August 1994. Prior to forming MAJ Capital, Mr. Johnson was employed for 21 years at the Student Loan Marketing Association ("Sallie Mae"), where he served as Senior Vice President of Corporate Finance (1987 - 1994); Vice President of Corporate Finance (1984 -
1987); Vice President and Fiscal Agent (1982 - 1984); Manager of Banking and Investments (1978 - 1982); and Portfolio Manager (1976 - 1978). Prior to joining Sallie Mae, Mr. Johnson served as Financial Analyst for the Federal Home Loan Bank Board, Office of Finance, from 1970 - 1973. He has extensive experience in the investment banking and financial advisory fields, as well as in global capital markets. Mr. Johnson is a Director on the Board of Bank Commerce Security Bancorp, Inc., a Director of the Federal Agricultural Mortgage Association (Farmer Mac) and a Trustee of the District of Columbia Retirement Board. Mr. Johnson earned his B.A. degree from the University of California at Los Angeles in 1965 and has attended American University.

Exact Text of Proposal 1
To elect Lokelani Devone, Ada Sanchez, Robert B. Reich and Mitchell Johnson to the Board of Trustees.

Vote Required for Proposal 1
The election of new Trustees requires that the number of votes cast "For" each nominee be greater than the number of votes cast "Against" that nominee.

                                                                  Citizens Trust

Proposal 2: Shareholder Social  Action Letter
From time to time, the Trust participates in social action initiatives on issues of concern to our Shareholders. We have done so in the past on issues ranging from Apartheid in South Africa to international sweatshops. At this particular time, the Trustees share the concern expressed by many of our Shareholders that corporations simply are not doing enough to recruit, hire and promote qualified women and people of color within corporate management and onto corporate boards. We believe certain corporations in which we invest should hear from us on this issue. Although a Shareholder vote is not required for the Trust to participate in social action initiatives, we believe corporations are more likely to listen if our message has the full force and effect of a Shareholders' resolution.

The Trustees therefore recommend to the Shareholders of the Trust that they pass a resolution approving the following letter and directing that this letter be sent, where appropriate, to companies on the Citizens Trust approved list of investments.

Exact Text of Proposal 2
Resolved, to approve the text and mailing of the (following) Social Action
Letter:

Dear [Name of Board Chairman]:
At our recent Shareholders Meeting, we reviewed our ownership in [Name of Company] and noted with concern that you do not have any women or people of color on your board of directors. As a board, your duty is to represent us, your Shareholders, and to closely supervise the chief executive officer on our behalf. In a number of recent well-publicized cases, boards failed to adequately carry out this duty, resulting in adverse results for Shareholders.

In some cases, boards assented to truly excessive compensation for the chief executive officer. In many other cases, boards retained the CEO despite several years of poor performance for the company and its stock. In our opinion, these boards may have failed to serve their Shareholders due to an insular atmosphere which limited their insight and prevented them from taking objective action. In other words, their lack of diversity may well have contributed to their poor decision making. When all board members come from the same background and share the same experiences, they will inevitably be less capable than a board with a wider set of experiences.

Today's global business environment is very dynamic and highly competitive. We need diverse views in order to succeed. While race and gender are only two measures of diversity, they are crucial ones. In the interest of all Shareholders, we urge you to seek qualified candidates of both genders and all races for inclusion on your board of directors.

Sincerely yours,

Azie Taylor Morton
On behalf of the Shareholders of Citizens Trust

Vote Required on Proposal 2
The resolution to send the above Social Action Letter requires the affirmative vote of a majority of the outstanding voting securities ("majority of the shares") of the Trust, which is defined as the lesser of (1) 67% or more of the Shareholders of the Trust who are present either in person or by proxy at the meeting, provided that a quorum (more than 50% of the outstanding shares) has been attained, or (2) more than 50% of the Trust's outstanding shares.

Proposal 3: Amending The Declaration of Trust
Our Declaration of Trust establishing Citizens Trust was adopted in 1982, some 15 years ago. It recently has come to our attention that certain provisions within the Declaration of Trust, relative to the voting of shares, differ from definitions contained within the Investment Company Act of 1940 ("the 1940 Act"). We therefore propose amending the Declaration of Trust, Eighth Article, Sections 4(a), 4(b) and 12, regarding the voting of shares.

Proxy Statement/Prospectus

Under section 2(a)(42) of the 1940 Act, the vote of the majority of the outstanding voting securities of a company means the vote, at the annual meeting or a special meeting of the Shareholders of the company, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (B) of more than 50% of the outstanding voting securities of such company, whichever is less. Under Article Eight of the Trust's Declaration of Trust, however, the voting requirements specified (1) for conveying the assets of the Trust or its portfolios to another financial services company (Section 4(a)), (2) for selling and converting into money the assets of the Trust or its portfolios (Section 4(b)) and (3) for amending or supplementing the Declaration of Trust (Section 12), are different from and more strict than the definition of a majority vote under the 1940 Act. These stricter voting requirements, therefore, make it more difficult than necessary for the Trust's Shareholders to approve the conveying of assets, combining, reorganizing or liquidating portfolios, or amending the Declaration of Trust, even though such actions may be in the best interests of the Shareholders.

The Trustees, therefore, recommend that the first sentence of the Eighth Article, Section 4 (a), of the Declaration of Trust be deleted, and that the following language be substituted:

The Trustees may at any time sell or otherwise transfer all the assets of the Trust or any of its series with the vote of a majority of the outstanding securities of the Trust or such series, as the case may be (which sale may be subject to the retention of assets for the payment of liability and expenses), to another issuer for a consideration which may be or may include securities of such issuer. The vote of a majority of the outstanding voting securities means the vote, at a duly called meeting of the Shareholders of the Trust or such series, of the lesser of (1) 67% or more of the outstanding voting securities of the Trust or such series present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or such series are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Trust or such series.

The Trustees also recommend that the first sentence of the Eighth Article,
Section 4(b), of the Declaration of Trust be deleted, and that the following language be substituted:

The Trustees may at any time sell or otherwise transfer all the assets of the Trust or any of its series, with the vote of a majority of the outstanding securities of the Trust or such series, as the case may be. The vote of a majority of the outstanding voting means the vote, at a duly called meeting of the Shareholders of the Trust or such series, of the lesser of (1) 67% or more of the outstanding voting securities of the Trust or such series present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Trust or such series.

The Trustees also recommend that the Eighth Article, Section 12, of the Declaration of Trust be deleted, and that the following language be substituted:

The Trustees may amend or otherwise supplement this Declaration of Trust by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof, by a vote of a majority of the outstanding voting securities of the Trust, or, if such amendment or supplement does not affect all series of the Trust, of the affected series. The vote of a majority of the outstanding voting securities means the vote, at a duly called meeting of the Shareholders of the Trust or such series, of the lesser of (1) 67% or more of the outstanding voting securities of the Trust or such series present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or such series are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Trust or such series. Any such supplemental Declaration of Trust may be executed by and on behalf of the Trust or such series and the Trustees by any officer or officers of the Trust.

                                                                  Citizens Trust

Vote Required for Proposal 3
The approval of Proposal 3 requires the favorable vote of the majority of the outstanding shares of the Trust.

For Shareholders of Citizens Emerging Growth Portfolio:
Proposal 4:  Approval of a New Sub-Advisory  Agreement
Approval of a new Sub-Advisory Agreement with Seneca Capital Management LLC, now that it has been sold to Phoenix, Duff & Phelps.

For Shareholders of Citizens Income Portfolio:
Proposal 5:  Approval of a New Sub-Advisory Agreement
Approval of a new Sub-Advisory Agreement with Seneca Capital Management LLC, now that it has been sold to Phoenix, Duff & Phelps.

Information about the New Owners of Seneca Capital Management LLC and the Conditions of Sale
GMG/Seneca Capital Management, L.P. ("GMG/Seneca") is currently the Sub-Adviser for Citizens Emerging Growth Portfolio and Citizens Income Portfolio. Its job is to manage the portfolios on a day-to-day basis using the "Approved List" of socially responsible companies that has been carefully researched by our Adviser, Citizens Advisers. In general, GMG/Seneca has done a good job of managing these portfolios, and we recently voted to renew their annual contract with us. However, in the current dynamic business climate, it was inevitable that a good company such as GMG/Seneca would be considered an attractive acquisition target by a larger company.

Gail Seneca recently informed us that she and her partners have sold a 74.9% interest in their business to Phoenix, Duff & Phelps Corporation ("Phoenix"). The business will be continued under the name of Seneca Capital Management LLC ("Seneca"). Ms. Seneca and her key staff members plan to remain with the company and will continue to be owners of the interests not acquired by Phoenix. Ms. Seneca, who is a general partner of our current Sub-Adviser, will remain President, Chief Executive Officer and Chief Investment Officer of the new company. In addition to the other senior management members of the firm (including our portfolio manager for the Citizens Emerging Growth Portfolio, Richard D. Little), Ms. Seneca has entered into a long-term employment contract with Seneca.

The acquiring company, Phoenix, is a diversified financial services organization engaged primarily in investment management of institutional and individualized accounts, including the General Account and separate accounts of Phoenix Home Life Mutual Insurance Company, which owns approximately 60% of the outstanding common stock of Phoenix, Duff & Phelps. Phoenix also serves as principal underwriter and national distributor of Phoenix mutual funds. As of December 31, 1996, Phoenix had total assets under management of approximately $33.6 billion.

The existing outside investors in GMG/Seneca, including William K. Weinstein and Philip C. Stapleton, will not have any continuing interest in Seneca.

Information on the Sale Itself
The sale is expected to proceed in several stages. The first stage, Phoenix's acquisition of a majority interest in Seneca, has already occurred. The next stage, which involves the Trust, is the approval of new Sub-Advisory Agreements by Shareholders of the Income Portfolio and the Emerging Growth Portfolio. Once the new Sub-Advisory Agreements have been approved and become effective, the existing agreements with GMG/Seneca will be terminated.

What Seneca's Sale Means to Us
In the world of mutual funds, investment managers are prohibited from assigning their investment advisory contracts. Therefore, when an investment management business is sold, the investment management contract is canceled and the mutual fund Shareholders have the option of making a

Proxy Statement/Prospectus

new contract. That is what we are doing now. If you vote "For" Proposal 4 or 5, you will be voting to establish a relationship with Seneca Capital Management LLC, the successor of GMG/Seneca Capital Management, L.P.

How the New Seneca Capital Management Will Be Run
Gail Seneca and her staff have provided us with a significant amount of information about this transaction. A representative of Phoenix also attended our August 4, 1997, Trustee meeting and answered detailed questions. The statements below are based on the information they have provided to us.

Under the operating agreement between Phoenix and Seneca, Gail Seneca retains responsibility for managing Seneca, including all investment management and portfolio management. Phoenix has agreed not to interfere in any way in the day-to-day business and affairs of Seneca, and to assume no role in investment management activities. Gail Seneca and the Seneca management team will continue to have complete control of investment and portfolio management. Therefore, they believe there will be no actual change in the investment management of the two affected portfolios, the Citizens Income Portfolio and the Citizens Emerging Growth Portfolio.

The Sub-Advisory Agreement itself (as between the Trust, the Adviser and Seneca Capital Management LLC) is substantially the same as the previous Sub-Advisory Agreement with Seneca's predecessor, GMG/Seneca Capital Management, L.P. It provides that the day-to-day portfolio management of investments will be performed by Seneca and sets forth Seneca's fees. Under the new Sub-Advisory Agreement, Seneca would be paid a fee of .175% of the average annual net assets for the Income Portfolio and .35% of the average annual net assets for the Emerging Growth Portfolio. Our Adviser, Citizens Advisers, paid $344,348 to Seneca's predecessor, GMG/Seneca, for the fiscal year ended June 30, 1997, and $227,387 for the fiscal year ended June 30, 1996. The Trustees found these fees to be reasonable based on the services provided and compared to fees paid by other funds. A copy of the proposed Sub-Advisory Agreement is attached hereto as
Exhibit 1.

The Trustees have reviewed the proposed Sub-Advisory Agreement, which is substantially the same as the previous agreement, and recommend its approval by the Shareholders.

No Additional Expense

As per our Investment Management Agreement with Citizens Advisers, all compensation to a sub-adviser is paid fully by Citizens Advisers. There will be no increase in the advisory fees paid by Shareholders as a result of the new Sub-Advisory Agreement.


Brokerage Commissions
Our Adviser seeks to obtain for us the best net price and the most favorable execution of orders. Purchases of money market securities are made directly from issuers or from underwriters, dealers or banks who specialize in the types of securities we buy. Purchases from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the bid or the asked price. For the fiscal year ended June 30, 1997, brokerage commissions were paid only by the Emerging Growth Portfolio and totaled $159,344.

Other Funds Managed by Seneca

Seneca serves as investment adviser to its own family of funds in addition to the portfolios it manages for Citizens Trust. One such fund, the Seneca Mid-Cap Edge Administrative Fund (the "Edge Fund"), has an investment objective similar to the Citizens Emerging Growth Portfolio. Another fund, the Seneca Bond Institutional Fund (the "Bond Fund") has an investment objective similar to the Citizens Income Portfolio, although it requires a minimum investment of $10,000.

                                                                  Citizens Trust

Information on these two funds is included below.

Seneca's Edge Fund

Net Assets              Expense Ratio         Management Fee
AS OF 7/31/97           AS OF 7/31/97         AS OF 7/31/97
-------------           -------------         -------------
$2.3 million            2.70%*                .80%

Seneca's Bond Fund

Net Assets              Expense Ratio         Management Fee
AS OF 7/31/97           AS OF 7/31/97         AS OF 7/31/97
-------------           -------------         -------------
$8 million              1.85%*                .50%

*The expense ratios cited above are after waivers and reimbursements which Seneca has agreed to make up to and including September 30, 1997. Prior to waivers and reimbursements, the expense ratios for the period ended 7/31/97 would have been 4.51% for the Edge Fund and 3.87% for the Bond Fund.

Exact Text of Proposals 4 and 5
To approve the new investment Sub-Advisory Agreement with Seneca Capital Management LLC, now that it has been sold to Phoenix, Duff & Phelps.

Vote Required for Proposals 4 and 5
The approval of a new Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities ("majority of the shares") of each of the portfolios which will employ the Sub-Adviser. This is defined as the lesser of (1) 67% or more of the Shareholders of a portfolio who are present either in person or by proxy at the meeting, provided that a quorum (more than 50% of the total outstanding shares) has been attained, or (2) more than 50% of the outstanding shares of the portfolio.

For E[bullet]Fund(R) Shareholders Only:
Proposal 6: Reorganization of the E[bullet]Fund(R)
Into the Working Assets Portfolio
As explained in the summary at the front of this booklet, the following material covering Proposal 6 is both a proxy statement and a prospectus. It sets forth concisely the information that Shareholders of the E[bullet]Fund(R) should know before voting on the Plan of Reorganization (the "Plan") and should be retained for future reference. This further information presents each aspect of the Working Assets Portfolio, followed by a section comparing it to the E[bullet]Fund.(R)

Introduction

Why Are We Doing This?

While the E[bullet}Fund(R) has been a great success in terms of the convenience it offers to its Shareholders, in the past two years of operation, the E[bullet]Fund(R) has attained only $21 million in assets. Unfortunately, this is insufficient to attain the economies of scale needed to successfully operate a money market fund. As reflected in the E[bullet]Fund (R)'s recent annual report, its expense ratio is 1.47% before waivers and reimbursements, significantly higher than the Working Assets Portfolio. Until now, our Adviser, Citizens Advisers, was willing to support the E[bullet]Fund(R)'s expense ratio. However, they no longer are willing to do so beyond September 30, 1997. Therefore, a merger with a larger money market portfolio within the Trust makes sense.

An important aspect of this reorganization is that all of the convenient "E[bullet]Features" of the E[bullet]Fund(R)'s Citizens Access Account will be maintained. The Working Assets Portfolio will become the money market portfolio for the Citizens Access Account, and Citizens Access Account holders who previously used the E[bullet]Fund(R) as their money market portfolio will be able to use the Working Assets Portfolio in its place. All debit cards, automatic transactions and other services will continue without disruption.

Proxy Statement/Prospectus


The only significant change to prior E[bullet]Fund(R) policies or features will be the elimination of the "E[bullet]Fund(R) Refund," wherein our distributor, Citizens Securities, put 1% of the amount of any debit card purchases back into the fund. This refund was eliminated effective September 30, 1997.


How the Reorganization Will  Work

The Working Assets Portfolio, an existing series of the Trust, started operations on November 11, 1983. It was our first portfolio and has a 14-year record of delivering a daily dividend. If the Shareholders vote to go ahead with the reorganization, all the assets and liabilities of the E[bullet]Fund(R) will be transferred to the Working Assets Portfolio. In exchange, the E[bullet]Fund(R) will be given shares of the Working Assets Portfolio, Retail Class, of equal value to the assets (reduced by the liabilities) which the E[bullet]Fund(R) transferred to the Working Assets Portfolio.


Following the exchange, the E[bullet]Fund(R) will make what is called a "liquidating distribution" of the shares of the E[bullet]Fund(R). Each Shareholder of the E[bullet]Fund(R) as of the Effective Time of the Reorganization (November 18, 1997) will receive a number of full and fractional shares of the Working Assets Portfolio, Retail Class, having a Net Asset Value equal to the value of the shares of the E[bullet]Fund(R) held by that Shareholder.


Comparison


The people and operations of the Working Assets Portfolio and the E[bullet]Fund(R) are identical except in the case of fees. Working Assets Portfolio has a .35% management fee combined with an expense limitation of 1.5% of the first $40 million in assets and 1% thereafter. By contrast, the E[bullet]Fund(R) has a .10% management fee and no contractual expense limitation. In addition, unlike the E[bullet]Fund(R) the Working Assets Portfolio has a 12b-1 plan. Finally, the Working Assets Portfolio has an investment minimum of $1,000 and accounts under $2,500 (other than Citizens Access Accounts) are assessed a $3 monthly fee. However, on an overall basis, the combined expenses of the Working Assets Portfolio are lower than those of the E[bullet]Fund(R) but for the fact that the E[bullet]Fund(R) received a substantial expense reimbursement and fee waiver from our Adviser.


Fees and Expenses

The following table provides: (1) a summary of the operating expenses of the E[bullet]Fund(R); (2) a summary of the operating expenses of the Working Assets Portfolio, Retail Class; and (3) a pro-forma summary of the operating expenses of the Working Assets Portfolio, Retail Class, following the reorganization.

Expense Table


Annual Operating Expenses (6/30/97) (As a percentage of average annual net assets)


                                         E[bullet]Fund(R)        Working Assets        Pro-Forma
                                         Portfolio               Portfolio             Combined
Management fee                           0.10%                   0.35%                 0.35%
Distribution fee 12b-1                   0.00%                   0.20%                 0.20%
Other expenses (after waiver, if
applicable)                              1.37%*                  0.70%**               0.65%
Total                                    1.47%*                  1.25%**               1.20%


*Expenses are restated to reflect current operations. The
E[bullet]Fund(R)'s expenses for the year ended June 30, 1997, were waived by the Adviser; however, this waiver ended September 30, 1997.

**The Trust's investment adviser was required by the terms of its contract to waive certain fees and reimburse expenses, without which other expenses and total expenses for the Working Assets Portfolio, for the year ended June 30, 1997, would have been .72% and 1.27%, respectively. The contract, which limits investment management expenses for the Working Assets Portfolio to 1.50% of the first $40 million of average annual net assets and 1% thereafter, will remain in effect following the reorganization.

                                                                  Citizens Trust


Example: You would have paid the following expenses (prior to waivers and reimbursements) on a $1,000 investment assuming a 5% annual return and redemption at the end of each period.


                                      1 Year      3 Years         5 Years          10 Years
Working Assets Portfolio               $13          $41            $73              $165
E[bullet]Fund(R)                       $15          $49            $85              $194
Pro-Forma Combined                     $12          $40            $70              $158

The example should not be considered a representation of past or future expenses or past or future return. Actual expenses and actual return may be greater or less than those included in the example above.


Costs for Other Services


Returned checks (all portfolios........................................$15.00
Returned Electronic Purchase - ACH (all portfolios)....................$10.00
Returned Electronic Payment - ACH (all portfolios).....................$10.00
Outgoing wire transfer (all portfolios)................................$10.00
International wire transfer (all portfolios)...........................$20.00
Incoming wire (all portfolios).........................................Free
2-day Electronic Payment - ACH (all portfolios)........................2/month free/ $0.50 each thereafter
Per-check fee (excluding E[bullet]Fund(R)  Account)....................$  .50
Stop payments (Working Assets & E[bullet]Fund(R) Account)..............$10.00
Checkbook (Working Assets & E[bullet]Fund(R) Account)..................First 20 are free
Box of 200 checks (E[bullet]Fund(R) Account(R) only)...................$15.95
ATM cost (E[bullet]Fund(R)  Account only)..............................$ 0.65 each
Cash advances (E[bullet]Fund(R) Account only)..........................$ 2.50
Annual fee for E[bullet]Fund(R)  Account...............................$35.00
Debit Card replacement (E[bullet]Fund(R) Account only).................$10.00
Copies of statements, checks and tax forms.............................$ 2.00/each
Below minimum balance fee (excluding E[bullet]Fund(R)).................$ 3.00/month



How We Select Investments
Financially Sound
Citizens Trust has certain policies we consider fundamental, such as consistently applying both social and financial screens to all our investment decisions. This policy, together with each portfolio's investment objective and other technical investment policies described in the Statement of Additional Information, cannot be changed without the approval of a majority of the outstanding shares of each portfolio that would be affected by the change. In addition to the specific policies for each portfolio, we also have some general policies we use to manage all our portfolios.

Socially Responsible
We are always seeking profitable investments for our Shareholders. To find them, we favor companies that make good and useful products and have positive environmental, community and workplace records. We avoid companies that engage in discrimination or union busting; whose primary business is the manufacture of alcohol, tobacco, firearms or nuclear power; and those that use animals to test personal care products or otherwise treat animals in an inhumane manner.

Additional Investment Policies
We try not to put all our eggs in one basket. In the case of the Working Assets Portfolio, this means that 100% of its assets will never hold more than 5% of any one company. We do not invest more than 25% of the value of any portfolio in one industry, with the exception of securities of U.S. government agencies or enterprises, or domestic banks.

We believe Citizens Trust's role is to be a conscientious and alert investor, not a controlling

Proxy Statement/Prospectus

manager; therefore, across all our portfolios, we will not accumulate more than 10% of the voting securities of any one company.


We sometimes purchase securities issued by companies that do not trade in the public market. To maintain a good investment balance, we will limit these and all other illiquid securities to a total of no more than 10% of each portfolio's net assets.


Each portfolio may temporarily borrow money from banks (and pledge its assets to secure such borrowing) to meet redemption requests, or for other purposes. We will keep this borrowing down to no more than 10% of the value of each portfolio's total assets and make no purchase while we have any outstanding loans.

Repurchase Agreements
To allow us to earn a return on surplus cash, we usually invest this cash overnight or for longer periods through an arrangement called a repurchase agreement, or "repo," with a financially strong company that is either a large stock broker or a substantial bank that is a member of the Federal Reserve. As additional security, we always require all vendors of repurchase agreements to set aside collateral in our name in the form of government securities equal to 102% of the value of any repurchase agreement. However, it is important to note that, while repurchase agreements are a useful tool in managing the portfolio, they do have some greater risk than direct investing in securities. If a bank or stockbroker becomes bankrupt or otherwise defaults after selling us a repurchase agreement, we may suffer some delay and expense in liquidating our collateral or have a loss of principal or interest. However, in any default, the resold securities are expected to provide collateral sufficient to cover the amount of the repurchase agreement, so we do not feel these risks outweigh the benefits of repurchase agreements.

Investment Policies and Risk Factors
The Working Assets Portfolio has the investment objective of current income consistent with safety and liquidity. It is a good vehicle for short-term cash management and for investors who need stability of principal.


In this portfolio, we only invest in short-term money market instruments (short-term debt issued by branches of the government, corporations, banks or other financial institutions) that we believe present minimal risk, and we maintain a dollar-weighted average maturity of 90 days or less for the portfolio as a whole. Our goal is to earn a market rate of return (or better) for our Shareholders by investing in financially attractive companies whose operations have a positive impact on the human and natural environment.


U.S. Government Securities
When we look at government securities, we only buy those that are issued or guaranteed, as to both interest and principal, by agencies or other enterprises of the United States Government.

Commercial Paper
We also will buy high quality "commercial paper," which is short-term debt issued by well-established corporations. One hundred percent of this short-term debt must be rated A-1 by Standards & Poor's Corporation or have a comparably high rating by another nationally recognized rating service. If a security is only rated by one agency, it must be rated in one of the two highest ratings by that agency. If a security is not rated, it must be as good as A-1 in our judgment. We also use our own research and experience to help assure our money market securities have only a minimal credit risk.

Other types of debt that may offer us a yield advantage are sometimes issued by banks. These include certificates of deposit, time deposits and bankers' acceptance of U.S. banks or thrift institutions.

                                                                  Citizens Trust

Risk Factors

The shares of the Working Assets Portfolio are neither insured nor guaranteed by the U.S. Government, and there is no assurance that the portfolio will be able to maintain a stable Net Asset Value of $1.00 per share, despite our care and caution. Please see the Trust's Statement of Additional Information dated October 3, 1997, and the Trust's annual report for the fiscal year ended June 30, 1997, on file with the Securities and Exchange Commission, for more information.


Comparison of the E[bullet]Fund(R) and the Working Assets Portfolio
The portfolios are identical as to their investment objectives, policies and risk factors.

How to Buy Shares
It's easy to buy shares in the Working Assets Portfolio. For future investments after the reorganization, just send in your payment by check, wire transfer, exchange from another portfolio or through arrangement with your investment dealer. To open a new account, fill out an application and send in your investment. All checks must be made payable to Citizens Trust. Foreign checks drawn off U.S. dollars are accepted but must be held in escrow for 20 days. We are unable to accept travelers checks.


Your cost will be the Net Asset Value next determined after your payment is received (expected but not guaranteed to be $1.00 per share). You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $15.


Investment Minimum
The initial investment minimum in the Working Assets Portfolio is $1,000. However, accounts under $2,500 (other than Citizens Access Accounts) are assessed a $3 monthly fee.

Payroll Deduction
Setting up direct payroll deposit is very easy. We will send you a form including the necessary information and steps to follow. Simply complete and sign the form, then give it to your payroll administrator for processing. If you or your payroll administrator have any questions, please call our Shareholder Service Department.

Funds will be deposited into your account using the Electronic Funds Transfer System. We will provide the account number. Your payroll department will let you know the date of the pay period when your investment begins.

How to Redeem Shares
We offer you several convenient ways to redeem your shares in the Working Assets Portfolio.

Call Us
We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call us and tell us how much you want us to redeem. Depending upon your instructions, we will then deposit your redemption into another Citizens Trust Portfolio account, mail you a check or electronically transfer your redemption to your pre-designated account. One-day wired funds cost $10, or we offer two-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request. If you do select the Telephone Exchange and Redemption option, you should be aware that it may increase the risk of error or of an unauthorized party gaining access to your account. To keep these problems to a minimum, we record all telephone calls. But please remember, neither the Trust, our Adviser nor our Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine. Normally, we will send you your redemption the next business day after we receive your request.

Proxy Statement/Prospectus

Write a Check
The Working Assets Portfolio offers check-writing privileges to all Shareholders. Shareholders may write checks in any amount at a cost of $.50 per check. These checks are payable through Androscoggin Savings Bank, Lewiston, Maine.

Use Your Debit Card
Shareholders of the Working Assets Portfolio may choose to open a "Citizens Access Account," a special form of account offered by the Trust's distributor. This account offers a debit card and expanded check-writing privileges. It will only be available to holders of Working Assets Portfolio shares.

Written Request for Redemption
If you do not use Telephone Exchange and Redemption, you can still redeem your shares at any time, although the process will take longer. Send us a written request together with a signature guarantee. We may require further documentation from corporations, fiduciaries, pension plans and/or institutional investors.

Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or facsimile transmission.

Escrow Period
We reserve the right to wait up to seven (7) business days to redeem any investments made by check and five (5) business days for purchases made by ACH transfer. Foreign checks drawn off U.S. dollars are held in escrow for 20 days.

Exchange Privileges
Shareholders of the Working Assets Portfolio are entitled to exchange their shares for shares of other series of Citizens Trust that are registered in their state. Any exchange will be a taxable event for which a Shareholder may have to recognize a gain or a loss under federal income tax provisions. The Trust reserves the right to terminate or modify the exchange privilege in the future.

Dividends
The Working Assets Portfolio declares dividends daily and pays out dividends monthly. Shareholders may elect to reinvest dividend distributions.

Comparison
There are no material differences between the policies of the E[bullet]Fund(R) and the Working Assets Portfolio regarding purchases, exchanges and redemption of shares. The primary differences between the Shareholder service policies of the E[bullet]Fund(R) and the Working Assets Portfolio are as follows:

Purchases: The E[bullet]Fund(R) has a maximum investment of $15,000 and no required minimum. By contrast, the Working Assets Portfolio has no maximum, a $1,000 minimum and accounts below $2,500 (other than Citizens Access Accounts) must pay a $3 monthly fee.

Redemptions: Check-writing in the E[bullet]Fund(R) is restricted to 35 checks a month. The Working Assets Portfolio has no restriction, but all checks cost $.50 per check.

The People and Operations of Citizens Trust
Citizens Investment Trust began as Working Assets Money Fund on November 14, 1982. The Trust is a Massachusetts business trust and an open-end investment company, registered under the 1940 Act as a diversified management company. The Trust is set up as a "series" company, which means the Trust can have several portfolios, each with its own investment objective, assets and liabilities.

The Trust has a Management Agreement with Citizens Advisers, Inc. Citizens Advisers, which prior to 1988 was organized as a limited partnership, has managed the Trust's affairs since the Trust's inception in 1982. The Trust is located at One Harbour Place, Portsmouth, New Hampshire 03801.

                                                                  Citizens Trust

Management Company Owners
Citizens Securities Inc., the Trust's Distributor, and its parent, Citizens Advisers, are both California corporations. Sophia Collier, President of Citizens Advisers, owns 60% of the outstanding stock of Citizens Advisers. Her fellow Shareholders are three brothers, John P. Dunfey, Robert J. Dunfey, Sr. and Gerald F. Dunfey, who own 12% each, and William B. Hart, who owns 4%.

In its role as investment adviser to the Trust, Citizens Advisers determines which companies meet the Trust's social and financial criteria and therefore will be approved for inclusion in the Trust's investment portfolio. It also decides which securities will be bought and sold for the Working Assets Portfolio. Citizens Advisers also provides additional administrative functions as needed under a separate Administrative Contract. Citizens Advisers' wholly owned subsidiary, Citizens Securities, serves as the Trust's Distributor.

Additional Information About Our Investment Adviser, Citizens Advisers
The Trust's contract with Citizens Advisers is known as the Management Agreement. It is dated June 1, 1992, and was approved by the Trust's Shareholders May 18, 1992. It has been reviewed by the Board of Trustees on a yearly basis and was last approved by the Board of Trustees on May 5, 1997. It provides for the following percentages of average net assets to be paid to Citizens Advisers as fees for its investment adviser work for the E[bullet]Fund(R) and the Working Assets Portfolio: E[bullet]Fund(R), .10%, and Working Assets Portfolio, .35%. The Management Agreement has a one-year renewable term and can be canceled upon 60 days notice. Under this agreement, our Adviser received the following fees for services provided to the E[bullet]Fund(R) and the Working Assets Portfolio:


                                   For the year ended       For the year ended
                                   JUNE 30, 1996            JUNE 30, 1997
Working Assets Portfolio           $423,731                 $341,144
E[bullet]Fund(R)                      4,018                 $17,288


Citizens Advisers has agreed to limit its total expenses charged to the Working Assets Portfolio to 1.50% of the first $40 million of average net assets and 1% thereafter. If expenses exceed that limit, Citizens Advisers will reduce its fee by, or refund, the amount of the excess. In exchange for these fees, Citizens Advisers agrees to provide all office space, facilities, equipment and personnel necessary to do its job as investment adviser.

12b-1 Fees
Citizens Trust has a 12b-1 plan which allows us to reimburse Citizens Securities and other distributors of the Trust's shares for sales-related costs. These costs include the printing of prospectuses and reports not sent to current Shareholders, as well as other sales material, advertising and salaries for salespeople and other personnel. We also will pay commissions to outside brokers or service organizations for similar services.

The amounts paid under the 12b-1 plan by the Working Assets Portfolio were $182,653 for the fiscal year ended June 30, 1996, and $162,353 for the fiscal year ended June 30, 1997. For the fiscal year ended June 30, 1996, the Trust reimbursed Citizens Advisers $683,513 for all its portfolios under the Rule 12b-1 plan; for the fiscal year ended June 30, 1997, the amount was $868,464. The E[bullet]Fund(R) was not included in the 12b-1 plan and thus paid no distribution fees. Sometimes Citizens Securities makes additional promotional expenditures that are not reimbursed by the 12b-1 plan, such as expense reimbursements to non-dealers for meetings, advertising and other valid promotional purposes.

Administration Fees and Expenses
Citizens Advisers also provides administrative services to the Trust under a separate Administrative Contract. Under this contract, Citizens Advisers provides general administrative services, Shareholder servicing and sub-accounting, telephone services and services relating to the organization of a portfolio's federal and state regulatory filings. The fees paid by the Trust under

Proxy Statement/Prospectus

this contract are set by the Trustees based upon the services required and are memorialized in the Administrative Contract. For the year ended June 30, 1996, the Trust paid Citizens Advisers $583,266 for administrative services; for the year ended June 30, 1997, the Trust paid Citizens Advisers $1,262,300 for administrative services.

The individual series of the Trust pay all expenses not expressly assumed by Citizens Advisers. These include interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues, and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and prospectuses sent to Shareholders. When a cost is shared by several series, the staff at Citizens Advisers will allocate it among the series in a reasonable manner.

Accounting Matters
The E[bullet]Fund(R) and the Working Assets Portfolio use the same method to value their shares. The value of their shares is expressed as Net Asset Value, expected but not guaranteed to be $1.00 per share. Net Asset Value is computed by subtracting total liabilities from total assets and dividing that number by the total number of our outstanding shares. The value of the E[bullet]Fund(R) and Working Assets Portfolio is determined at 4:00 p.m. Eastern Standard Time each day on which the New York Stock Exchange is open for regular trading and at such other times as we determine may be necessary or appropriate.

Trustees
Citizens Trust is governed by a Board of Trustees. Their names, dates of birth and occupations are as follows. The Trustees who are "interested persons," as defined in the 1940 Act ("Interested Trustees") are indicated by an asterisk.

Azie Taylor Morton (DOB: 2/1/36), Chair of the Board and Trustee, was Treasurer of the United States during the Carter Administration. From 1984 - 1989, she owned and operated the Stami Corporation, a franchisee of Wendy's Old Fashioned Hamburgers. Her 30-year career began as a teacher at the State School for Girls in Crockett, Texas. She went on to work at the AFL-CIO, the White House Conference on Civil Rights and the U.S. Equal Employment Opportunity Commission. She has served as the Commissioner of the Virginia Department of Labor and Industry as well as Executive Director of the Human Rights Project, Inc. From 1990 to 1992, she was Director of Resource Coordination at Reading is Fundamental, Inc. She is currently an investment adviser. Address: 10910 Medfield Court, Austin, Texas 78739.

William D. Glenn II (DOB: 9/9/48), immediate past Chair of the Board and Trustee, has been a Shareholder of Citizens Trust since 1983. He is a psychotherapist and the Executive Director of Continuum HIV Day Services in San Francisco. He is a past President of the San Francisco AIDS Foundation and former member of the Board of Directors of the Gay Rights Chapter of the Northern California American Civil Liberties Union. From 1981 to 1988, Mr. Glenn was the Assistant Principal and Dean of Students at Mercy High School in San Francisco. He currently serves on the boards of San Francisco's KQED and the 18th St. Services Chemical Dependency Recovery Center. Address: 915 Las Ovegas, San Rafael, California 94903.

Sophia Collier* (DOB: 3/13/56), President and Trustee, is also President and Principal owner of Citizens Advisers. She also serves in an advisory capacity to RhumbLine Advisers. Ms. Collier is the co-founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to mass-market sodas. Ms. Collier and her partners sold American Natural Beverage in 1989. Address: One Harbour Place, Portsmouth, New Hampshire 03801.

Juliana Eades (DOB: 2/2/53), Trustee, has served as President of the $6 million New Hampshire

                                                                  Citizens Trust

Community Loan Fund since its inception in 1984. In this capacity, she has been a leading force in the creation of jobs and affordable housing in New Hampshire. Prior to accepting her position at the Loan Fund, Ms. Eades was Program Manager at the NH Governor's Council on Energy. In other community activities, Ms. Eades is a member of the Campaign for Rate Payers' Rights, the Society for the Protection of New Hampshire Forests and serves on the Board of the New Hampshire Charitable Foundation. Address: 79 South State Street, Concord, New Hampshire 03301.

Lokelani Devone (See Bio, Page 6).

J.D. Nelson* (DOB: 3/28/38), Trustee, is the founder and C.E.O. of RhumbLine Advisers Corp., an investment firm specializing in the management of institutional pension assets using indexed and quantitative techniques. Mr. Nelson was formerly Senior Vice President and Director of Public Funds Services at State Street Bank and Trust Company in Boston. Prior to his 12 years at State Street, he was the Administrator of the Democratic National Committee. He currently serves on the Board of the City of Boston's Economic Development Industrial Corporation. He is a former Chairman of the Roxbury (Mass.) MultiService Center, a past director of the United Way and has taught at the School of Banking at Williams College. Address: RhumbLine Advisers, 50 Rowes Wharf, Boston, Massachusetts 02110.

Ada Sanchez (See Bio, Page 6).

Pursuant to our Distribution Plan, we have agreed that Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to the Plan ("Qualified Trustees"), shall have responsibility for the selection and nomination of other Qualified Trustees. This agreement will continue for so long as our Distribution Plan is in effect.

The following compensation table discloses the aggregate compensation from the Trust for services provided through June 30, 1997.

Citizens Investment Trust - Trustee Compensation Table

Name of Person and Position               Aggregate Compensation from The Trust
Azie Taylor Morton                                      $4,514.80
Juliana Eades                                           $4,500.00
William D. Glenn, II.                                   $6,304.90
Ada Sanchez                                             $4,000.00
Lokelani Devone                                         $3,500.00
Sophia Collier*                                             00.00
J.D. Nelson*                                                00.00
Wilma Mankiller**                                         $500.00

* Sophia Collier and J.D. Nelson are Interested Trustees and received no compensation from Citizens Trust.

**Wilma Mankiller is no longer a Trustee.

Trustees received no further fees from the Trust. Each Trustee is a Trustee of a total of six series portfolios of Citizens Trust, two of which have an additional class of shares.

The Trustees who are not "interested persons" received aggregate fees from the Trust of $23,319.70 for services provided through June 30, 1997, and were also reimbursed for out-of-pocket expenses.


Making the Reorganization Smooth and Convenient

Your existing dividend re-investment option in the E[bullet]Fund[Registration Mark] wil l continue to be the same in the Working Assets Portfolio unless you notify us of a new election. Your account numbers will not change, and any automatic transactions will continue uninterrupted.

Description of the Reorganization
The main provisions of the reorganization are summarized below. For further information, please refer to the full text of the Plan (Exhibit 2 within this booklet).

At our August 4, 1997 Trustee meeting, we approved combining the E[bullet]Fund(R) and the Working Assets Portfolio, which we are recommending to the Shareholders of the E[bullet]Fund(R) for approval at the upcoming Shareholders Meeting.

Subject to formal approval by the Board of Trustees and your own approval, the Plan provides for: (a) the acquisition by the Working Assets Portfolio of all assets and liabilities of the E[bullet]Fund(R) in exchange for shares of the Working Assets Portfolio, Retail Class; (b) the distribution of such Working Assets Portfolio, Retail Class, shares to the Shareholders of the E[bullet]Fund(R) in liquidation of the E[bullet]Fund's(R) shares in the same dollar value; and (c) the dissolution of the E[bullet]Fund(R).

The stock transfer books of the Trust with respect to the E[bullet]Fund(R) will be permanently closed as of the close of business on the day immediately preceding the Effective Time of the Reorganization. Redemption requests received thereafter by the Trust with respect to the E[bullet]Fund(R) will be deemed to be redemption requests for shares of the Working Assets Portfolio to be distributed to the former E[bullet]Fund(R) Shareholders.

Under the Plan, Citizens Advisers will continue to provide advisory and administrative services to the Working Assets Portfolio after the reorganization is completed.

The Reorganization is Subject to the Following Conditions
[diamond] Approval of the Plan and the transactions contemplated therein by the Shareholders of the E[bullet]Fund(R).

[diamond] The receipt of a legal opinion described in Section 4 of the Plan (which includes the opinion of counsel that Working Assets Portfolio shares issued to the E[bullet]Fund(R) Shareholders in accordance with the terms of the Plan will be validly issued, fully paid and non-assessable).

If the above conditions are met, the Plan will be carried out December 8, 1997, or another date set by the Trustees.

We, as Trustees, retain the option to cancel or modify the Plan.

Factors Considered by the Board of Trustees Before
Recommending This Transaction

As Trustees, we have sought all the information we believed was relevant to this situation and have made a careful evaluation of the information presented to us in the light of our fiduciary duties under federal and state law. We have determined that the proposed reorganization is in the best interests of the Shareholders of the E[bullet]Fund(R) and the Working Assets Portfolio, and we recommend approval of a Plan of Reorganization at the Shareholders Meeting.

The following is a summary of the information we considered in making this determination.


At our August 4, 1997, meeting of the Board of Trustees and at a subsequent telephonic meeting on September 17, 1997, we reviewed, discussed and evaluated alternatives available to the E[bullet]Fund(R) and its Shareholders, as well as the possibility of a reorganization of the E[bullet]Fund(R) and the Working Assets Portfolio. We received from Citizens Advisers written material containing relevant information about both portfolios, including fee structure and expense ratio information. Citizens Advisers also provided us with an analysis of the benefits to E[bullet]Fund(R) Shareholders resulting from a reorganization, as well as other information relevant to our consideration.

                                                                  Citizens Trust
Cost Considerations

We reviewed potential terms of a Plan of Reorganization as it would impact Shareholders of the E[bullet]Fund(R). This review included both direct and indirect expenses, such as the expected costs of the reorganization and the anticipated expenses after reorganization.

We evaluated the contractual expense levels of the Working Assets Portfolio and compared these expense levels with the current actual and contractual expense levels of the E[bullet]Fund(R). We considered it favorable that the combined contractual costs (including advisory and administrative fees) of the surviving Portfolio were lower overall than those of the E[bullet]Fund(R) presently (before waivers). We noted that the Working Assets Portfolio has a 12b-1 plan and discussed how this would bear on the reorganization. The 12b-1 plan has helped the Working Assets Portfolio grow, benefiting all Shareholders, even though it also costs money.

We also considered additional benefits that were expected to result from a reorganization of the two portfolios. These benefits include lower per-share professional, registration and other non-management expenses, and the fact that the reorganization will not result in the loss of debit card privileges or other conveniences to current E[bullet]Fund(R) Shareholders.

Investment Considerations

Another important consideration was the compatibility of the Working Assets Portfolio's investment objectives, policies and restrictions with those of the E[bullet]Fund(R). We noted that both the E[bullet]Fund(R) a nd the Working Assets Portfolio seek income from investments selected according to both financial criteria and criteria of social responsibility. We recognized also that the Working Assets Portfolio shares the E[bullet]Fund(R)'s objective of "current income consistent with safety and liquidity." In this regard, we noted that one of the goals of the reorganization was to offer a yield higher than that of the present E[bullet]Fund(R) through a lower expense ratio and the economies of scale associated with a larger portfolio.

We also considered presentations by representatives of Citizens Advisers regarding significant overlap in marketing areas and efforts of the E[bullet]Fund(R) and the Working Assets Portfolio. We also favorably noted that Citizens Advisers would continue the same social investment criteria after the reorganization. Overall, we concluded that the benefits of a reorganization outweighed any possible detriments.

Based upon our evaluation of the relevant information presented to us, and in light of our fiduciary duties under federal and state law, we, the Board of Trustees, including all members who were not "interested persons" of the Trust as that term is defined in the 1940 Act, unanimously determined that a proposed reorganization (1) was in the best interests of the Trust, the E[bullet]Fund(R) and the Working Assets Portfolio, and (2) that the interests of existing Shareholders of the E[bullet]Fund(R) and the Working Assets Portfolio would not be diluted as a result of their effecting such a transaction. We therefore recommended approval of a Plan of Reorganization by Shareholders at the Meeting.


During the subsequent telephonic meeting on September 17, 1997, we reviewed the Plan of Reorganization attached hereto as Exhibit 2 ("the Plan") and again reviewed the potential benefits, detriments, costs and other factors discussed above. The Plan was unanimously approved, and we recommend approval by the Shareholders.


Federal Income Tax Consequences


The reorganization is contemplated under Section 368(a) of the Internal Revenue Code. No portfolio securities or assets of the E[bullet]Fund(R) will be sold or liquidated as a result of the reorganization; instead, such portfolio securities or assets will be transferred to the Working Assets Portfolio and all E[bullet]Fund(R) shares will be exchanged for shares of equal value in the Working Assets Portfolio.


Since the Working Assets Portfolio and the E[bullet]Fund(R) are each money market portfolios which have

Proxy Statement/Prospectus

average weighted maturity of less than 60 days, the federal tax consequences of this transaction are of very small concern. Both portfolios have historically maintained a $1.00 Net Asset Value. Further, each portfolio declares its dividend daily, so we anticipate no issues involving undistributed income. Finally, each uses the amortized cost method of accounting.

As a tax-free reorganization, no capital gains or losses are sought or anticipated in this transaction. All money market income is taxable as dividends paid within the year it was earned.


The E[bullet]Fund(R) and the Working Assets Portfolio will seek a tax ruling from the Internal Revenue Service (the "IRS"), or an opinion of counsel concerning the foregoing, prior to the date of the reorganization. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.


Additional Information About the Transaction

Appraisal Rights

Shareholders are not entitled to any rights of share appraisal under the Trust's Declaration of Trust or under federal or state law in connection with the reorganization. Shareholders have, however, the right to redeem from the Trust their E[bullet]Fund(R) shares at net asset value until the Effective Time of the Reorganization, and thereafter Shareholders may redeem from the Working Assets Portfolio the shares acquired by them in the reorganization at net asset value in the manner described in the Trust's prospectus.


Capitalization
                E[bullet]fund(R)   Working Assets Portfolio     Pro-Forma Combination
                    (10/8/97)            (10/8/97)                      (10/8/97)
Net Assets         $20,586,525          $83,739,656                   $104,186,229*
Shares Outstanding  20,586,525           83,739,656                    104,326,181
Net Asset Value      $1.00                 $1.00                          $1.00

*Pro-forma combination reflects write-off of deferred organization expenses of the E[bullet]fund(R) as of the date of reorganization.

Proposed Reorganization

Under the Plan of Reorganization, the Working Assets Portfolio will acquire all or substantially all of the assets of the E[bullet]fund(R) in exchange for shares of Working Assets Portfolio and the assumption of certain identified liabilities of the E[bullet]fund(R). The reorganization will be accomplished on a tax-free basis and the exchange ratio will be computed by dividing the E[bullet]fund(R)'s net asset value per share by the Working Assets Money Portfolio's net asset value per share on the reorganization date.

The following pages provide pro-forma combination Statements of Assets and Liabilities, of Operations, and of Investments for the E[bullet]Fund(R) and the Working Assets Portfolio as of June 30, 1997.

                                                                  Citizens Trust

Pro-Forma Combination: Working Assets Money Market Portfolio and
E[bullet]Fund(R) Portfolio
Pro-Forma Statement of Operations-June 30, 1997 (Unaudited)


                                Working Assets
                                  Money Market                            Pro-Forma       Combined
                                     Portfolio     E[bullet]Fund(R)      Adjustments     Pro-Forma
                                --------------     ----------------      -----------     ----------
Investment Income
      Interest                      $5,339,283         $921,590              --          $6,260,873
      Other Income                       --              74,257           (74,257)(7)            --
Total Investment Income              5,339,283          995,847           (74,257)(7)     6,260,873
Expenses
      Investment management Fees       341,144           17,288            43,222 (2)       401,654
      Transfer agent fees              204,548           36,538            (4,800)(1)       236,286
      Custody and accounting fees       17,500           17,021           (14,385)(1)        20,136
      Distribution expenses            162,353             --              34,576 (1)       196,929
      Administration expenses          153,084           11,805            15,347 (2)       180,236
      Legal and audit fees              22,190           27,441           (27,000)(1)        22,631
      Registration fees                 31,337           25,819           (25,000)(1)        32,156
      Trustees' fees and expenses        8,648            8,648            (7,207)(1)        10,089
      Printing and postage              95,729           27,436           (10,457)(1)       112,708
      Dues and insurance                10,486            3,191              --              13,677
      Shareholder services             140,133           22,209              --             162,342
      Other expenses                    29,348           18,797            20,000 (4)        68,145
      Amortization of
      Organization costs                 7,145           38,476           (38,476)            7,145
                                    ----------         --------        ----------        ----------
Total Expenses                       1,223,645          254,669           (14,181)(2)     1,464,133
Fee reductions                         (17,500)(3)      (17,021)(3)        14,385 (3)       (20,136)(3)
Reimbursement by Adviser               (94,266)         237,648)          255,502 (5)       (76,412)(6)
Net expenses                         1,111,879             --             255,706         1,367,585 (6)
                                    ----------         --------        ----------        ----------
Net investment income                4,227,404          995,847          (329,963)        4,893,288
                                    ----------         --------        ----------        ----------
Net increase in net assets
resulting from operations           $4,227,404         $995,847        ($ 329,963)       $4,893,288
                                    ==========         ========        ==========        ==========

(1)  To reflect the economies realized through the reorganization

(2) To reflect the change in expense structure resulting from the reorganization

(3)  To reflect reduction in custody fees due to earnings credits

(4)  Expected cost of the Shareholders meeting

(5)  To reflect the voluntary expense limitation

(6) Statement reflects the expected cost of the Shareholders meeting and the reorganization of $20,000

(7)  To reflect the elimination of the E[bullet]Fund(R) interchange income


See accompanying notes to Pro-Forma Financial Statements

Proxy Statement/Prospectus

Pro-Forma Combination: Working Assets Money Market Portfolio and
E[bullet]Fund(R) Portfolio
Pro-Forma Statement of Assets and Liabilities - June 30, 1997 (Unaudited)


                                  Working Assets
                                    Money Market                           Pro-Forma        Combined
                                       Portfolio      E[bulletFund(R)     Adjustments       Pro-Forma
                                  --------------     ----------------     -----------      ----------
Assets
Investments in securities, at        $99,960,197       $19,711,957               --       $119,672,154
market value (Identified cost
$99,960,197 and $19,711,957
respectively)
Cash                                   1,140,650           644,875          (74,257)(1)      1,711,268
Receivables for:
  Interest                               129,519            25,149               --            154,668
  Fund shares sold                     2,205,016           580,330               --          2,785,346
  SBA principal paydowns                  13,982             3,669               --             17,651
  Deferred organization costs             28,447           139,952         (139,952)(2)         28,447
Prepaid expenses                          34,078            18,618              --              52,696
                                     -----------        ----------        ----------       ------------
Total Assets                         103,511,889        21,124,550         (214,209)       124,422,230
                                     -----------        ----------        ----------       ------------
Liabilities
Payables:
  Capital shares redeemed                769,167           399,755                           1,168,922
  Distributions                               --               243                                 243
Due to investment adviser                  3,916            22,314                              26,230
Accrued expenses                          55,509                --          255,706(1)         311,215
                                     -----------       -----------        ----------      ------------
Total Liabilities                        828,592           422,312          255,706          1,506,610
                                     -----------       -----------        ----------      ------------
Net Assets                          $102,683,297       $20,702,238        ($469,915)      $122,915,620
Retail Shares
  Net assets                         $85,179,413       $20,702,238         (403,251)      $105,478,400
  Shares outstanding                  85,179,413        20,702,238                         105,598,498
  Net asset value, offering and
  redemption price per share               $1.00             $1.00                               $1.00
                                     -----------        -----------       ----------       ------------
Institutional Shares
  Net assets                         $17,503,884                             (66,664)      $17,437,220
  Shares outstanding                  17,503,884                                            17,457,074
  Net asset value, offering and
  redemption price per share               $1.00                                                 $1.00
Net Assets
At June 30, 1997, net assets consisted of:
  Paid-in capital                   $102,683,297       $20,702,238        ($469,915)      $122,915,620
                                    $102,683,297       $20,702,238        ($469,915)      $122,915,620
                                    ============       ===========        =========       ============

(1) To reflect the pro-forma adjustments on the Pro-Forma Statement of Operations

(2) To reflect the write-off of deferred organization expenses of the E[bullet]fund(R) as of the date of reorganization

See accompanying notes to Pro-Forma Financial Statements

                                                                 Citizens Trust

Pro-Forma Combination: Working Assets Money Market Portfolio and
E[bullet]Fund(R) Portfolio
Pro-Forma Statement of Investments - June 30, 1997 (Unaudited)


                                                                          Working
                                                                           Assets
                                                                            Money
                                                                           Market     E[bullet]Fund(R)
Principal                                                  Maturity     Portfolio     Portfolio       Pro-Forma    Combined
   Amount   Security Description                Yield          Date         Value(a)      Value(a)  Adjustments   Pro-Forma
---------   --------------------                -----      --------     ---------      -------      -----------   ---------
Certificates of Deposit .49%
  100,000   Bank of New Jersey                  5.160      10/20/97      $100,000            --                    $100,000
  100,000   Boston Bank of Commerce             5.200      10/20/97       100,000            --                    $100,000
  100,000   Community Capital Bank CD           5.150      10/20/97       100,000            --                    $100,000
  100,000   Independence Bank Chicago           5.150      12/27/97       100,000            --                    $100,000
  100,000   Self Help Credit Union              5.230       7/2//97       100,000            --                    $100,000
  100,000   South Shore Bank of Chicago         5.150      12/18/97            --       100,000                    $100,000
                                                                         --------       -------                    --------
                                                                          500,000       100,000                     600,000
                                                                         ========       =======                    ========
Commercial Paper 90.46%
1,000,000   Air Products & Chemicals Inc.       5.520       7/31/97       995,400            --                     995,400
  600,000   Air Products & Chemicals Inc.       5.600       8/22/97       163,665       431,481                     595,146
1,450,000   Ameritech Corp.                     5.500       7/16/97       648,510       798,167                   1,446,677
3,200,000   Ameritech Corp.                     5.550       7/16/97     3,192,600            --                   3,192,600
5,600,000   B.I. Funding Inc.                   5.580        9/3/97     4,752,384       792,064                   5,544,448
4,785,000   Bank of New York                    5.535       7/22/97     3,972,133       797,417                   4,769,550
5,600,000   Bankers Trust New York Corp.        5.540       9/10/97     4,474,555        91,259                   5,538,814
2,800,000   Bell Atlantic Network Funding       5.580        7/2/97     2,399,628       399,938                   2,799,566
2,100,000   Beneficial Corp.                    5.580       7/11/97     1,697,365       399,380                   2,096,745
  700,000   Block Financial Corp.               5.570       7/28/97            --       697,076                     697,076
1,525,000   Campbell Soup Co.                   6.200        7/1/97       695,000       830,000                   1,525,000
5,600,000   Canadian Wheat Bread                5.500        7/7/97     4,795,600       799,267                   5,594,867
  250,000   Chub Capital Corp.                  5.550       9/15/97            --       247,071                     247,071
5,600,000   Coca Cola Co.                       5.520        7/7/97     4,795,584       799,264                   5,594,848
2,270,000   Coop. Assoc. of Tractor Dealers     5.440       7/22/97     1,943,812       318,985                   2,262,797
1,600,000   Coop. Assoc. of Tractor Dealers     5.640        7/1/97     1,400,000       200,000                   1,600,000
  400,000   Coop. Assoc. of Tractor Dealers     5.580        7/3/97            --       399,876                     399,876
1,700,000   Coop. Assoc. of Tractor Dealers     5.600        8/1/97     1,691,802            --                   1,691,802
1,400,000   Coop. Assoc. of Tractor Dealers     5.620        8/1/97     1,393,255            --                   1,393,225
  800,000   Countrywide Funding Corp.           5.550        7/2/97            --       799,877                     799,877
2,745,000   Countrywide Funding Corp.           5.580        7/2/97     2,744,575            --                   2,744,545
2,000,000   Countrywide Funding Corp.           5.570       7/30/97     1,991,026            --                   1,991,026
4,360,000   Harley Davidson Dealer Funding      5.630        7/9/97     3,555,546       798,999                   4,354,545
3,845,000   Hasbro Inc.                         5.570       8/29/97     3,354,100       455,801                   3,809,901
  155,000   Hasbro Inc.                         5.590       8/29/97            --       153,580                     153,580
  670,000   Hasbro Inc.                         5.620       10/7/97       433,268       226,481                     659,749
4,250,000   Idaho Power Co.                     5.530       7/21/97     3,917,926       319,017                   4,236,943
1,350,000   Idaho Power Co.                     5.530       7/24/97       866,926       478,304                   1,345,230
  100,000   Kellogg Co.                         5.500        7/7/97            --        99,908                      99,908
5,600,000   Mid States Corp Fed Credit Union    5.570       7/17/97     4,788,117       798,019                   5,586,136
1,465,000   Minnesota Mining/Mfg. Co.           5.500       7/22/97       956,920       503,380                   1,460,300
  805,000   Minnesota Mining/Mfg. Co.           5.500       8/12/97       506,728       293,107                     799,835
5,600,000   Pacific Bell                        5.500       7/18/97     4,787,533       797,922                   5,585,455

Proxy Statement/Prospectus

                                                                          Working
                                                                           Assets
                                                                            Money
                                                                           Market      E[bullet]Fund(R)
Principal                                                  Maturity     Portfolio      Portfolio       Pro-Forma      Combined
   Amount   Security Description                 Yield          Date         Value(a)      Value(a)  Adjustments     Pro-Forma
---------   --------------------                 -----      --------     ---------      -------      -----------     ---------
2,315,000   Pitney Bowes Credit Corp.            5.500       7/17/97     2,309,341              --                     2,309,341
  600,000   Pitney Bowes Credit Corp.            5.510       7/18/97       598,439              --                       598,439
  935,000   Providian Corporation                5.550       7/17/97       573,582         359,112                       932,694
2,315,000   Providian Corporation                5.520       7/21/97     2,307,901              --                     2,307,901
1,000,000   Safeco Credit Co. Inc.               5.580       7/11/97       998,450              --                       998,450
  325,000   Safeco Credit Co. Inc.               5.550        8/8/97       323,096              --                       323,096
1,220,000   Safeco Credit Co. Inc.               5.550       9/12/97     1,206,270              --                     1,206,270
4,430,000   Sears Roebuck Acceptance Corp.       5.550       7/16/97     3,621,606         798,150                     4,419,756
3,825,000   Sonoco Prods Co.                     5.520       7/22/97     3,015,260         797,424                     3,812,684
4,405,000   Toronto Dominion Holdings            5.500       7/11/97     3,754,256         644,014                     4,398,270
5,600,000   Toys R Us Inc.                       5.470        7/2/97     4,799,270         799,878                     5,599,148
2,800,000   Xerox Credit Corp.                   5.530        7/8/97     1,997,849         799,140                     2,796,989
                                                                       -----------      ----------                  ------------
                                                                        92,692,248      18,623,358                   111,315,606
                                                                       -----------      ----------                  ------------
Farmers Home Administration .14%
  177,296   Variable Rate Notes                                            177,296              --                       177,296
                                                                       -----------      ----------                  ------------
                                                                           177,296              --                       177,296
                                                                       -----------      ----------                  ------------
U.S. Government Agencies 2.70%
  145,000   Fed. Home Loan Mortgage
            Discount Notes                       5.410       7/14/97            --         144,717                       144,717
  590,000   Fed. Home Loan Mortgage Corp.        6.470        7/7/97            --         590,100                       590,100
1,000,000   Student Loan Marketing Assn.         5.286      11/20/97     1,000,133              --                     1,000,133
1,585,000   Student Loan Marketing Assn.         5.265      10/17/97      1,584570              --                     1,584,570
                                                                       -----------      ----------                  ------------
                                                                         2,584,703         734,817                     3,319,520
                                                                       -----------      ----------                  ------------
Small Business Administration 3.46%
4,250,688   Variable Rate Notes(c)         6.895-8.375(b)                4,005,950         253,782                     4,259,732
                                                                      -----------       ----------                  ------------
                                                                         4,005,950         253,782                     4,259,732
                                                                       ------------    -----------                  ------------
Total Investments 97.25% (Cost $119,672,154) (d)                        99,960,196      19,711,957                   119,672,154
Other Assets Less Liabilities 2.75%                                      2,723,100         990,281      (329,963)      3,383,418
                                                                       -----------     ----------      ----------   ------------
NET ASSETS                                                            $102,683,297     $20,702,238     ($329,963)   $123,055,572
                                                                      ============     ===========     ==========   ============

KEY:

(a)Investments are based upon amortized cost method
(b)  Variable rates are subject to change every 7 to 90 days
(c) Includes a total of 14 notes
(d) Aggregate cost for federal income tax purposes is $199,672,154 See accompanying notes to Pro-Forma Financial Statements

Notes to Pro-Forma Financial Statements June 30, 1997 (unaudited)
(1)   Proposed Reorganization
Under the proposed Plan of Reorganization, the Working Assets Money Market Portfolio, a separate series of Citizens Trust, will acquire all or substantially all of the net assets of the E[bullet]Fund(R) Portfolio in exchange for shares of the Working Assets Money Market Portfolio. The reorganization will be accomplished on a tax-free basis, and the exchange is expected to be one-for-one.


(2)   Pro-Forma Adjustments

The pro-forma adjustments in the statement of investments, statement of assets and liabilities, and statement of operations reflect an anticipated increase in some expenses resulting from changes in the expense structure.

                                                                  Citizens Trust
Additional Information About the Working Assets Portfolio and the E[bullet]Fund(R)

The following tables provide additional financial information for the E[bullet]Fund(R) Portfolio and the Working Assets Money Market Portfolio for the periods indicated (based on a single share outstanding throughout such periods).

Citizens Trust Financial Highlights

                                                        Working Assets Money Market Portfolio
RETAIL SHARES                                                    For the Year Ended
Selected Per-Share Data                       6/30/97   6/30/96   6/30/95   6/30/94   6/30/93   6/30/92
                                              -------   -------   -------   -------   -------   -------
Net asset value, beginning of period           $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
Income from investment operations
  Net investment income                        0.042     0.045     0.044     0.023     0.024     0.041
Less distributions
  Dividends (from net investment income)       (0.042)   (0.045)   (0.044)   (0.023)   (0.024)   (0.041)
Net asset value, end of period                 $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
TOTAL RETURN                                    4.30%     4.60%     4.51%     2.35%     2.43%     4.16%
Ratios and Supplemental Data
  Net assets, end of period (thousands)       $85,179   $78,326   $97,611  $103,766  $152,625  $223,951
  Ratio of expenses to average net assets       1.27%     1.20%     1.16%     1.16%     1.11%     1.07%
  Ratio of expenses to average net assets
  prior to reimbursement                        1.39%     1.21%     1.16%     1.16%     1.11%     1.07%
  Ratio of expenses to average net assets
  net of reimbursements & fee waivers           1.25%     1.18%     1.16%     1.16%     1.11%     1.07%
  Ratio of net income to average net assets    .4.23%     4.56%     4.39%     2.31%     2.41%     4.09%
  Ratio of net income to average net assets
  prior to reimbursement                        4.12%     4.56%     4.39%     2.31%     2.41%     4.09%



INSTITUTIONAL SHARES                          For the Year Ended
Selected Per-Share Data                       6/30/97  6/30/96(1)
                                              -------  -------
Net asset value, beginning of period           $1.00    $1.00
Income from investment operations
  Net investment income                        0.049    0.021
Less distributions
  Dividends (from net investment income)      (0.049)  (0.021)
Net asset value, end of period                 $1.00    $1.00
TOTAL RETURN                                    5.01%    2.09%
Ratios and Supplemental Data
Net assets, end of period (thousands)        $17,504  $14,539
  Ratio of expenses to average net assets       0.60%    0.47%(2)
  Ratio of expenses to average net assets
  net of reimbursement & fee waivers            0.60%    0.47%
  Ratio of net income to average net assets     4.92%    5.16%(2)
(1)  For the period from February 1, 1996,  to June 30, 1996
(2)  Annualized

Proxy Statement/Prospectus

Citizens Trust Financial Highlights

                                             E[bullet]Fund(R)
                                             ------------------
                                             For the Year Ended
                                             6/30/97    6/30/96
                                             -------    -------
Selected Per-Share Data
Net asset value, beginning of period          $1.00      $1.00
                                             -------    -------
Income from operations
  Net investment income                        0.057      0.059
Less distributions
  Dividends (from net investment income)      (0.057)    (0.059)
                                             -------    -------
Net asset value, end of period                $1.00      $1.00
                                             =======    =======

TOTAL RETURN                                   5.90%      6.10%
Ratios and Supplemental Data
   Net assets, end of period (thousands)     $20,702    $11,082
   Ratio of expenses to average net assets     0.10%      0.00%
   Ratio of expenses to average net assets
   prior to reimbursement                      1.47%      1.55%
   Ratio of expenses to average net assets
   net of reimbursements & fee waivers         0.00%      0.00%
   Ratio of net income to average net assets 5.76% 6.02% Ratio of net income to average net assets
   prior to reimbursement                      4.39%      4.64%

                                                                 Citizens Trust

The Trust is subject to the informational requirements of the Securities Exchange Act and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, D.C. 20549, at the offices of Citizens Advisers listed above and at the SEC's Regional Offices at 75 Park Place, Room 1228, New York, NY 10007 and Everett McKinley Dirksen Building, 219 South Dearborn Street, Room 1204, Chicago, IL 60604. Copies of such materials also can be obtained from Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Financial Statements and Expert


Audited financial statements for both the E[bullet]Fund(R) and the Working Assets Portfolio (including assets and liabilities, operations and investments) for the one year period ended June 30, 1997 are incorporated by reference in this Combined Proxy Statement/Prospectus in reliance upon the reports of Tait, Weller and Baker, independent certified public accountants, given on the authority of such firm as experts in accounting and auditing.


Voting Information

This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Trust's Board of Trustees for use at the Meeting to be held December 1, 1997.

Only E[bullet]Fund(R) Shareholders of record at the close of business October 8, 1997 (the "Record Date") will be entitled to vote on Proposal 6 at the Meeting or any adjournments thereof. On that date, there were outstanding and entitled to be voted 20,586,525 shares of the E[bullet]Fund(R).


Holders of each share or fraction thereof are entitled to one vote or fraction thereof. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote in favor of the proposal set forth in the Notice of Meeting. Broker non-votes or abstentions are counted for the purpose of determination of a quorum and will be considered to be votes against the proposals. Proxies may be revoked at any time before they are exercised by a signed writing delivered at the Meeting or filed with the Shareholder's Servicing Agent, which is the agent of record with respect to the shares represented by the proxy.

It is expected that the solicitation of proxies will be primarily by mail and telephone. The Trust's officers and service contractors also may solicit proxies by telephone, telegraph or personal interview.

Expenses of the Meeting, mailing and all other expenses related to Proposal 6 will be partially paid by the reorganized Working Assets Portfolio and partially paid by the Trust itself. If the reorganization of the E[bullet]Fund(R) fails to achieve an affirmative vote, these expenses will be borne by Citizens Advisers.

If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting (or any adjournments thereof).

Exact Text of Proposal 6
To approve the attached Plan of Reorganization ("the Plan"), combining the E[bullet]Fund(R) with the Working Assets Portfolio.

Vote Required for Proposal 6 The approval of the reorganization requires the affirmative vote of a majority of the outstanding voting securities of the E[bullet]Fund(R) , unless the Shareholders have passed Proposal
2 within this proxy statement/prospectus, in which case the vote required shall be the lesser of (1) 67% or more of

Proxy Statement/Prospectus

the outstanding voting securities of the E[bullet]Fund(R) present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the E[bullet]Fund(R).

THE TRUSTEES UNANIMOUSLY RECOMMEND A "YES" VOTE IN FAVOR OF REORGANIZATION.

                                                                  Citizens Trust

Exhibit 1
                        SUB-INVESTMENT ADVISORY AGREEMENT


THIS AGREEMENT made this 1st day of December, 1997, by and among CITIZENS ADVISERS, INC., a California corporation (the "Adviser"), SENECA CAPITAL MANAGEMENT, LLC, a California limited liability company (the "Sub-Adviser"), and CITIZENS INVESTMENT TRUST, an open-end investment company organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust").


                                  WITNESSETH:

WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940; and the Trust and the Adviser have entered into an Investment Advisory Agreement dated June 1, 1992, whereby the Adviser shall provide, inter alia, the Citizens Income Portfolio (the "Income Portfolio") and the Citizen's Emerging Growth Portfolio (the "Emerging Growth Portfolio"), two series of the Trust (collectively, the "Portfolios" and each, a "Portfolio") with investment advice and supervision on the terms and conditions provided therein; and

WHEREAS, the Sub-Adviser is willing to provide the Adviser and the Trust with services on the terms and conditions set forth herein:

NOW, THEREFORE, in consideration of the mutual covenants and agreements of and between the parties as set forth herein, the parties do hereby covenant and agree as follows:

Article 1: DUTIES OF THE SUB-ADVISER. The Sub-Adviser will furnish the Adviser economic, statistical and research information and advice relating to the Income Portfolio and the Emerging Growth Portfolio, and to such other portions of the Trust's assets as the Adviser shall from time to time designate (collectively, the "Designated Assets"). The Sub-Adviser will also make recommendations to the Adviser as to the manner in which voting rights, rights of consent to corporate action and any other rights pertaining to the Trust's portfolio securities included in the Designated Assets shall be exercised. From time to time, the Adviser will notify the Sub-Adviser of the aggregate U.S. Dollar amount of the Designated Assets.

The Sub-Adviser will furnish continuously an investment program with respect to the Designated Assets and will determine from time to time what securities shall be purchased, sold or exchanged with the Designated Assets, and what portion, if any, of the Designated Assets shall be held uninvested subject always to compliance with provisions of the Trust's Declaration of Trust and By-Laws as then in effect, the provisions of the Investment Company Act of 1940 and the provisions of the Trust's then-current Prospectus and Statement of Additional Information (copies of all which, as amended from time to time, will be furnished to the Sub-Adviser by the Adviser). For the purposes of compliance with the prospectus language on "social criteria," the Adviser will furnish the Sub-Adviser with an approved list of securities from which the Sub-Adviser will select. The Sub-Adviser may suggest additions to this list but agrees not to purchase any suggested securities until such security has been approved by the Adviser as meeting the Trust's social criteria. The Adviser agrees that it will promptly and thoroughly research the suitability, under its social criteria, of any suggested security.

Should the Trustees of the Trust or the Adviser at any time make a definite determination as to investment policy and notify the Sub-Adviser thereof, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets shall be purchased, sold or exchanged from the Designated Assets and what portion, if any, of the Designated Assets shall be held uninvested.

                                                                               A

Proxy Statement/Prospectus

The Sub-Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement policies determined as provided above, and in particular, consistent with the provisions of Article 3 of this Agreement, to place all orders for the purchase, sale or exchange of securities of the Trust's account with brokers, dealers or bankers selected by it, and to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the Custodian and any Sub-Custodian of the Trust as to deliveries of securities and gold, transfers of currencies and payments of cash for the account of the Trust. The Sub-Adviser will advise the Adviser on the same day it gives any such instructions. In connection with the selection of such brokers, dealers or bankers and the placing of such orders, the Sub-Adviser is directed to seek for the Trust execution at the most favorable price by responsible brokerage firms at reasonably competitive commission rates. In fulfilling this requirement, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of effecting a securities transaction in excess of the amount of Commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust. The Sub-Adviser further agrees that it shall, at all times, make a reasonable and good faith determination that such brokerage or research services provided by such broker or dealer are of benefit to the Trust.

Article 2: COMPENSATION OF THE SUB-ADVISER. For the services rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in U.S. dollars on average daily net assets at the annual rate of: Emerging Growth Portfolio - 35 basis points; Income Portfolio - 17.5 basis points. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. The Trust shall not be liable to the Sub-Adviser for the compensation of the Sub-Adviser.

Article 3: COVENANTS OF THE SUB-ADVISER. The Sub-Adviser agrees that it will not deal with itself or any of its affiliates, or with the Trustees of the Trust or the Trust's principal underwriter, if any, as principal, broker or dealer in making purchases or sales of securities or other property for the account of the Trust except as permitted by the Investment Company Act of 1940 and all rules, regulations and orders thereunder, will comply with all other provisions of the Trust's Declaration of Trust and By-Laws then in effect and its current prospectus relative to the Sub-Adviser, its directors, officers, employees and affiliates, and will comply with all other laws, rules, regulations and orders applicable to the activities contemplated herein.

Article 4: LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in carrying out its duties under this Agreement, except for violation of law, willful malfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article 4, the term "Sub-Adviser" shall include shareholders, direct officers and employees of the Sub-Adviser, as well as the Sub-Adviser itself. The Trust may enforce any obligations of the Sub-Adviser under this Agreement, and may recover directly from the Sub-Adviser for any liability it may have to the Trust.

Article 5: ACTIVITIES OF THE SUB-ADVISER. The services of the Sub-Adviser to the Trust are not to be deemed to be exclusive, the Sub-Adviser and its affiliates being free to render services to others. It is understood that Trustees, officers, partners and shareholders of the Trust or the Adviser are or may become interested in the Sub-Adviser as directors, officers, shareholders or otherwise, and that shareholders, directors, officers and employees of the Sub-Adviser may become similarly interested in the Trust or the Adviser as a shareholder, Trustee, officer, partner or otherwise.

B

Article 6: DURATION, TERMINATION AND AMENDMENT OF THIS AGREEMENT. This Agreement shall become effective on the date of its execution and shall govern the relations between the parties hereto thereafter, and shall remain in force until November 17, 1999, on which date it will terminate with respect to a Portfolio, unless its continuance after that date is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and all rules, regulations and orders thereunder.

This Agreement may be terminated at any time without the payment of any penalty by the Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Trust, by the Adviser or by the Sub-Adviser, on not more than sixty (60) days nor less than thirty (30) days written notice to other parties. This Agreement shall automatically terminate in the event of its assignment.

This Agreement may be amended with respect to a Portfolio only if such amendment is approved by vote of a majority of the outstanding voting securities of that Portfolio, by the Adviser and by the Sub-Adviser.

The terms "assignment," "affiliated person," "interested person" and "majority of the outstanding voting securities," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

Article 7: MISCELLANEOUS. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, contains the entire understanding between the parties and may be executed in several counterparts, each of which shall be deemed to be an original and one and the same instrument.

Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Portfolios; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the appropriate Portfolio; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, duly authorized, as of this __________ day of December, 1997.

The undersigned Trustee of the Trust has executed this Agreement not individually, but as Trustee under the Trust's Declaration of Trust dated November 19, 1982, as amended, and the obligations of this Agreement are not binding upon any of the Trustees or Shareholders of the Trust individually, but bind only the Trust estate.

Citizens Advisers, Inc.      Seneca Capital               Citizens
                             Management LLC               Investment Trust

By: __________________       By: __________________       By: __________________
                                                                TRUSTEE

Its: _________________       Its: _________________

                                                                               C

Proxy Statement/Prospectus

Exhibit 2

Plan of Reorganization
Citizens Investment Trust
September 17, 1997

Table of Contents

Item                                                                       Page

1. Transfer of Assets of the E[bullet]Fund(R)  .............................BB
2. Liquidating Distribution.................................................BB

3. Effective Time of the Reorganization.....................................CC

4. Conditions...............................................................CC
5. Termination of Plan......................................................CC
6. Amendment ...............................................................CC

AA

                                                                  Citizens Trust

The Plan's purpose is to define the steps that will be followed upon the affirmative vote of the Shareholders of the E[bullet]Fund(R) to transfer all the assets and liabilities of the E[bullet]Fund(R) to the Working Assets Money Market Portfolio, and to be acquired and assumed by the Working Assets Money Market Portfolio as stated herein, in exchange for shares of the Working Assets Money Market Portfolio which shall thereafter be distributed to the Shareholders of the E[bullet]Fund(R) as described in this Plan.

1. Transfer of Assets of the E[bullet]Fund(R)

At the Effective Time of the Reorganization as defined in Section 3, all property of every description and all interests, rights, privileges and powers of the E[bullet]Fund(R), subject to all liabilities of the E[bullet]Fund(R), whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities hereinafter referred to as the "Fund Assets"), shall be transferred and conveyed by the E[bullet]Fund(R) to the Working Assets Money Market Portfolio, such that at and after the Effective Time of the Reorganization:

(a) all assets of the E[bullet]Fund(R) shall become the assets of the Working Assets Money Market Portfolio; and

(b) all debts, liabilities, obligations and duties of the E[bullet]Fund(R) shall become the debts, liabilities, obligations and duties of the Working Assets Money Market Portfolio as aforesaid and may thenceforth be enforced against the Working Assets Money Market Portfolio to the extent as if the same had been incurred by it. It is further understood that recourse for the liabilities of the E[bullet]Fund(R) shall, at and after the Effective Time of the Reorganization, be limited to the Working Assets Money Market Portfolio.


In exchange for the transfer of the E[bullet]Fund(R), the Working Assets Money Market Portfolio shall simultaneously issue at the Effective Time of the Reorganization to the E[bullet]Fund(R) full and fractional shares of beneficial interest of the Working Assets Money Market Portfolio, Retail Class. The number of shares so issued by the Working Assets Money Market Portfolio shall be equal in amortized cost value to the aggregate amortized cost value of the shares of beneficial interest of the E[bullet]Fund(R) that are outstanding immediately prior to the Effective Time of the Reorganization. Immediately prior to the Effective Time of the Reorganization, the amount of the deferred organization expenses of the E[bullet]fund(R) shall be written off and charged to capital; provided, however, that such write-off shall not reduce the number of shares to be received by the E[bullet]fund(R) or by any Shareholder of the E[bullet]fund(R) in connection with the Reorganization.


2. Liquidating Distribution At the Effective Time of the Reorganization, the E[bullet]Fund(R) shall make a liquidating distribution to its Shareholders as follows:

Each Shareholder of record shall be credited a number of shares of the Working Assets Money Market Portfolio, Retail Class, having an aggregate amortized cost value equal to the aggregate amortized cost value of the shares of the E[bullet]Fund(R) held of record by such Shareholder immediately prior to the Effective Time of the Reorganization. In addition, each Shareholder of record of the E[bullet]Fund(R) shall have the right to receive any unpaid dividends or other distributions which were declared prior to the Effective Time of the Reorganization as defined in Section 3, with respect to the shares of the E[bullet]Fund(R) that are held by the Shareholder at the Effective Time of the Reorganization. The Trust shall record on the books of the Working Assets Portfolio the ownership of Working Assets Portfolio Retail Class shares by the Shareholders of record of the E[bullet]Fund(R). All of the issued and outstanding shares representing interests in the E[bullet]Fund(R) shall be canceled on the books of the E[bullet]Fund(R) at the Effective Time of the Reorganization, and the Trust's transfer books with respect to the E[bullet]Fund(R) shall be closed permanently.

                                                                              BB

Proxy Statement/Prospectus

3. Effective Time of the Reorganization


Delivery of the Fund Assets and the shares of the Working Assets Money Market Portfolio to be issued pursuant to Section 1, and the liquidation and termination of the E[bullet]Fund(R) pursuant to Section 2, shall take effect as of 4:00 P.M. Eastern Standard Time, December 8, 1997, or such earlier or later date and time as may be declared by the Board of Trustees. Such date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization." To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, the E[bullet]Fund(R) shall cause such Fund Assets to be transferred in accordance with this Plan at the earliest practicable date thereafter.


4. Conditions

The following conditions must be met in order for the reorganization to be completed as to the E[bullet]Fund(R):

          (a) This Plan shall have been adopted and the transactions contemplated by this Plan shall have been approved by the Shareholders of the E[bullet]Fund(R) in the manner required by the Trust's Declaration of Trust and applicable law.

          (b) The Trust shall have received an opinion of counsel to the Trust, in form reasonably satisfactory to it, and dated the Effective Time of the Reorganization, substantially to the effect that the shares of the Working Assets Portfolio, Retail Class, to be delivered to the E[bullet]Fund(R) as provided for by this Agreement, are duly authorized and, upon delivery, will be validly issued, fully paid and non-assessable (except as otherwise disclosed in the Registration Statement of the Trust on Form N-1A, filed with the Securities and Exchange Commission).

5. Termination of Plan
This Plan may be terminated at any time at or prior to the Effective Time of the Reorganization by a vote of a majority of the Trust's Board of Trustees.

6. Amendment
At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the Shareholders of the E[bullet]Fund(R), the Board of Trustees may, with or without the approval of the Shareholders, amend this Plan.

CC

                                                                  Citizens Trust

                                     NOTES

[Graphic Citizens Trust Logo]

Supplement dated October 17,1997 to proxy statement/prospectus dated October 17, 1997.

On page 27, following the entry entitled, "Commercial Paper," please delete "90.46%" and substitute: 90.56%.

On page 28, following the entry entitled, "Small Business Administration," please delete "3.46%" and substitute: 3.47%.

On page 28, following the entry entitled, "Total Investments," please delete "97.25%" and substitute 97.36%.

On page 28, beginning with entry entitled, "Other Assets Less Liabilities 2.75%," please delete remainder of the page and substitute the following:

Other Assets Less Liabilities 2.64%      2,723,100      990,281   (469,915)     3,243,466
                                      ------------  -----------   ---------  ------------
                                      $102,683,297  $20,702,238  ($469,915)  $122,915,620
                                      ============  ===========  ==========  ============

KEY:
(a) Investments are based upon amortized cost method
(b) Variable rates are subject to change every 7 to 90 days
(c) Includes a total of 14 notes
(d) Aggressive cost for federal income tax purposes is $199,672,154 See accompanying notes to Pro-Forma Financial Statements

Notes to Pro-Forma Financial Statements June 30, 1997 (unaudited)
(1)  Proposed Reorganization
Under the proposed Plan of Reorganization, the Working Assets Money Market Portfolio, a separate series of Citizens Trust, will acquire all or substantially all of the net assets of the E[bullet]Fund(R) Portfolio in exchange for shares of the Working Assets Money Market Portfolio. The reorganization will be accomplished on a tax-free basis, and the exchange is expected to be one-for-one.

(2)  Pro-Forma Adjustments
The pro-forma adjustments in the statement of investments, statement of assets and liabilities, and statement of operations reflect an anticipated increase in some expenses resulting from changes in the expense structure and the write-off of the deferred amortization costs of the E[bullet]fund(R).